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PROSPECTUS

Issued by: PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone (800) 265-1545

        This prospectus describes the Premiere II, an individual flexible premium variable and fixed life insurance policy (the "Policy") for individuals and certain groups. Protective Life Insurance Company ("Protective Life")issues the Policy. Please read the prospectus carefully before you invest.

        The Policy is designed to provide insurance protection on the life of the insured named in the Policy.

        You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Policy Value is maintained.

        The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. A Fixed Account is also available.

        The Owner may, within limits, allocate Net Premiums and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance Trust™, Oppenheimer Variable Account Funds, Fidelity® Variable Insurance Products Funds, and Lord Abbett Series Fund, Inc.

        It may not be advantageous to replace existing insurance with this Policy or to use proceeds from any existing insurance to purchase this policy. Additional fees and charges may apply. Within certain limits, you may return the Policy.

        Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

        These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        This Policy may not be available for sale in all states.

        An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premiums paid (principal).

The date of this prospectus is May 1, 2002

PROSPECTUS CONTENTS

Policy Loans	24
- General	24
- Loan Collateral	24
- Loan Repayment	25
- Interest	25
- Non-Payment of Policy Loan	25
- Effect of a Policy Loan	26
Death Benefit Proceeds	26
- Calculation of Death Benefit Proceeds	26
- Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test	26
- Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement	27
- Death Benefit Options	27
- Changing the Death Benefit Option	27
- Changing the Face Amount	27
- Increasing the Face Amount	28
- Decreasing the Face Amount	28
- Additional Coverage from the Flexible Coverage Rider (FCR)	28
Settlement Options	29
- Minimum Amounts	29
- Other Requirements	29
The Fixed Account	30
The Fixed Account	30
Interest Credited on Fixed Account Value	30
Payments from the Fixed Account	30
Charges and Deductions	30
Premium Expense Charge	31
Monthly Deduction	31
- Cost of Insurance Charge	31
- Cost of Insurance Rates	31
- Cost of Insurance Charge under a FCR	32
- Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	32
- Monthly Administration Fee	32
- Supplemental Rider Charges	33
- Mortality and Expense Risk Charge	33
Transfer Fee	33
Surrender Charge (Contingent Deferred Sales Charges)	33
Withdrawal Charge	34
Fund Expenses	34
Exchange Privilege	34
Effect of the Exchange Offer	35
- Tax Matters	36
- Sales Commissions	36
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premiums	37
Other Policy Benefits and Provisions	46
Limits on Rights to Contest the Policy	46
- Incontestability	46
- Suicide Exclusion	46
Changes in the Policy or Benefits	46
- Misstatement of Age or Sex	46
- Other Changes	46
Suspension or Delay of Payments	46
Reports to Policy Owners	46

Assignment	47
Arbitration	47
Supplemental Riders and Endorsements	47
- Children's Term Life Insurance Rider	47
- Accidental Death Benefit Rider	47
- Disability Benefit Rider	47
- Guaranteed Insurability Rider	47
- Protected Insurability Benefit Rider	48
- Flexible Coverage Rider (FCR)	48
- Term Rider for Covered Insured (CIR)	48
- Terminal Illness Accelerated Death Benefit Endorsement	48
Cash Value Accumulation Test Endorsement	48
Policy Loan Endorsement	48
Reinsurance	49
Uses of the Policy	49
Tax Considerations	49
Introduction	49
Tax Status of Protective Life	49
Taxation of Life Insurance Policies	50
- Tax Status of the Policy	50
— Diversification Requirements	50
— Ownership Treatment	50
- Tax Treatment of Life Insurance Death Benefit Proceeds	51
- Tax Deferral During Accumulation Period	51
Policies Not Owned by Individuals	51
Policies Which Are Not MEC's	51
— Tax Treatment of Withdrawals Generally	51
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	51
— Tax Treatment of Loans	52
Policies Which Are MEC's	52
— Characterization of a Policy as a MEC	52
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	52
— Penalty Tax	53
— Aggregation of Policies	53
- Constructive Receipt Issues	53
- Actions to Ensure Compliance with the Tax Law	53
- Other Considerations	53
Federal Income Tax Withholding	53
Other Information About the Policies and Protective Life	54
Sale of the Policies	54
Corporate Purchasers	54
Protective Life Directors and Executive Officers	54
State Regulation	56
Additional Information	56
Independent Accountants	56
Experts	57
IMSA	57
Legal Matters	57
Financial Statements	57
Index to Financial Statements	F-1
Appendices
A-Examples of Death Benefit Options	A-1
B-Annual Fund Expense	B-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age  —  The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period  —  Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value  —  Policy Value minus any applicable Surrender Charge.

Death Benefit  —  The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option  —  One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds  —  The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount  —  A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

FCR  —  The Flexible Coverage Rider.

Fixed Account  —  Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value  —  The Policy Value in the Fixed Account.

Fund  —  A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office  —  2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount  —  The Face Amount on the Policy Effective Date.

Insured  —  The person whose life is covered by the Policy.

Issue Age  —  The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date  —  The date the Policy is issued.

Lapse  —  Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account  —  An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium  —  For Policies issued on Insured's Issue Age through 75, the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection to remain in effect.

Monthly Anniversary Day  —  The same day in each month as the Policy Effective Date.

Monthly Deduction  —  The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Premium  —  A premium payment minus the applicable premium expense charges.

Policy Anniversary  —  The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt  —  The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date  —  The date shown in the Policy as of which coverage under the Policy begins.

Policy Value  —  The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year  —  Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account  —  A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value  —  The Policy Value in a Sub-Account.

Surrender Value  —  The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day  —  Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period  —  The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account  —  Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value  —  The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

        The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

        Policy.    In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this prospectus include certificates, unless the context requires otherwise.

        Purpose of the Policy.    The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should consider the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

        Comparison with Universal Life Insurance.    The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

        However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. There is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. (See "Policy Lapse and Reinstatement".) However, Protective Life guarantees that the Policy will remain in force during the first 15 Policy Years (for Insureds Issue Age 0 through 39), the first 10 Policy Years (for Insureds Issue Age 40 through 64), or the first 5 Policy Years (for Insureds Issue Age 65 and above), as long as certain requirements related to the Minimum Monthly Premium have been met. (See "Premiums—Lapse Protection.) If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations".) The Policy's lapse protection period may be extended through the purchase of the Lapse Protection Extension Rider. (See "Premiums—Lapse Protection Extension Rider.")

        Death Benefit Options.    Two Death Benefit options are available under the Policy: Face Amount (Option A, Level) and Face Amount plus Policy Value (Option B, Increasing). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

        Policy Value Credit.    Subject to certain conditions, on the tenth Policy Anniversary, and on each Policy Anniversary thereafter, the Company will make a credit to the Policy's Policy Value equal to (1) .50% of the unloaned Policy Value if the unloaned Policy Value is more than $50,000 and less than $500,000, or (2) 1% of unloaned Policy Value if the unloaned Policy Value is greater than $500,000.

        Illustrations.    Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

        Tax Considerations.    Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

        Cancellation Privilege.    For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege".) In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Net Premium to the Sub-Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Net Premium Allocations".)

        Owner Inquiries.    If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS

• You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premium payments. See "Premiums" pages 18 and 19 for rules and limits.
• The Policy's minimum initial premium and planned premium payments depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• Unscheduled premium payments may be made, within limits. See page 18.
• Under certain circumstances, extra premiums may be required to prevent lapse. See "Policy Lapse and Reinstatement" pages 20 and 21.

***

DEDUCTIONS FROM PREMIUM PAYMENTS
• A premium expense charge of 5% will be deducted from each premium before allocation resulting in a "Net Premium". See page 31.

***

ALLOCATION OF NET PREMIUM
• You direct the allocation of Net Premium among 31 Sub-Accounts and the Fixed Account. See pages 19 and 20 for rules and limits on Net Premium allocations.

• The Sub-Accounts invest in corresponding Funds. See pages 12 through 14. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Fidelity Funds and the Lord Abbett Funds (as defined below).

•  Interest is credited on amounts allocated to the Fixed Account at a rate determined by Protective Life, but not less than an annual effective rate of 4%. See pages 19 and 20 for rules and limits on Fixed Account allocations.

***

DEDUCTIONS FROM POLICY VALUE
• Monthly Deduction for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are $8.00 per month. We also charge for increases in Face Amount during the 12-month period following the effective date of each increase. Monthly mortality and expense risk charges are currently equal to .075% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of 0.90% of such amount) during Policy Years 1 through 10. There is currently no monthly mortality and expense risk charge in Policy Years 11 and thereafter. The mortality and expense risk charge is not deducted from the Fixed Account. See "Monthly Deduction" pages 31 through 33.

DEDUCTIONS FROM ASSETS
• Investment advisory fees, Fund operating expenses and any applicable distribution and/or service (12b-1) fees are also deducted from the assets of each Fund.
*** POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.
• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Values" page 21. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover a Monthly Deduction due. See page 20.
• Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 22 and 23 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

*** CASH BENEFITS	*** DEATH BENEFITS

•  After the first Policy Year loans may be taken for amounts up to 90% of the Policy's Cash Value minus any outstanding Policy Debt, at an effective annual interest rate of 6.0% during the Policy Years 2 through 10 and currently 4.00% (4.25% guaranteed) thereafter. See "Policy Loans" pages 24 through 26 for rules and limits, including information regarding carryover loans.
•  After the first Policy Year withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply to each withdrawal. See "Withdrawal Privilege" on page 24 for rules and limits.
•  The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrenders during the first 10 Policy Years. See "Surrender Charge (Contingent Deferred Sales Charge)" pages 33 and 34.
• A variety of settlement options are available. See page 29.
•  Available as lump sum or under a variety of settlement options.
•  For most Policies, the minimum Face Amount is $100,000.
•  Two Death Benefit Options are available: Option A, Level (which is equal to the Face Amount), and Option B, Increasing (which is equal to the Face Amount plus Policy Value). See pages 26 and 27.
•  Flexibility to change the Death Benefit Option and Face Amount. See pages 27 and 28 for rules and limits.
•  The Policy's lapse protection feature keeps the Policy in force regardless of the sufficiency of Surrender Value so long as for each month the cumulative premiums paid on the Policy, less any withdrawals and Policy Debt, are at least equal to the Minimum Monthly Premium. See "Lapse Protection" page 19.
• Supplemental endorsements or riders may be available. See pages 47 and 48.

EXPENSE TABLE

        The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 12-14.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES

        (after certain reimbursements and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees(9)	Other Expenses After Certain Reimbursements(10)	Total Annual Fund Expenses (after certain reimbursements)(10)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Aggressive Growth Portfolio Class II	0.00%	0.25%	1.02%	1.27%
Emerging Growth Portfolio Class I	0.70%		0.06%	0.76%
Enterprise Portfolio Class I	0.48%		0.12%	0.60%
Comstock Portfolio Class I	0.60%		0.21%	0.81%
Growth and Income Portfolio Class I	0.60%		0.15%	0.75%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.12%	0.87%
Research Series	0.75%		0.15%	0.90%
Investors Growth Stock Series	0.75%		0.17%	0.92%
Investors Trust Series	0.75%		0.15%	0.90%
Utilities Series	0.75%		0.18%	0.93%
Total Return Series	0.75%		0.14%	0.89%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.64%		0.04%	0.68%
Global Securities Fund/VA	0.64%		0.06%	0.70%
Capital Appreciation Fund/VA	0.64%		0.04%	0.68%
Main Street Growth & Income Fund/VA	0.68%		0.05%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA (7)	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.07%	0.52%
Fidelity® Variable Insurance Products Funds
VIP Index 500 Portfolio, SC (5)	0.24%	0.10%	0.22%	0.56%
VIP Growth Portfolio, SC (6)	0.58%	0.10%	0.10%	0.78%
VIP Contrafund® Portfolio, SC (6)	0.58%	0.10%	0.10%	0.78%
Lord Abbett Series Fund, Inc. (8)
Growth and Income Portfolio	0.50%		0.47%	0.97%
Mid-Cap Value Portfolio	0.75%		0.35%	1.10%
Bond-Debenture Portfolio	0.50%		0.35%	0.85%

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002, however, Owners may not allocate any additional premium or transfer Policy Value to these Sub-Accounts.

(1)	The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2001 were: CORESM U.S. Equity Fund 0.87%, Small Cap Value Fund 0.91%,

International Equity Fund 1.37%, Growth and Income Fund 0.87%, Capital Growth Fund 0.86%, and Global Income Fund 1.35%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 2001 to December 31, 2001 and will continue through the period of January 1, 2002 to December 31, 2002. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2002. Absent these reimbursements, the advisory fees would have been 0.75% for the Aggressive Growth Portfolio Class II and 0.50% for the Enterprise Portfolio Class I; the "Other Expenses" would have been 6.95% for the Aggressive Growth Portfolio Class II and 0.12% for the Enterprise Portfolio Class I.
(3)
MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described in Note 4 below), do not exceed the following percentages of the average daily net assets of these series during the current fiscal year: 0.15% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.86% for the Emerging Growth Series, 0.89% for the Research Series; 0.89% for the Investors Trust Series, 0.90% for the Investors Growth Stock Series; 0.88% for the Total Return Series, and 0.92% for the Utilities Series.
(5)
The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.38%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.38%, respectively.
(6)
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of univested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details. Expenses shown in table are without reimbursements.
(7)
Oppenheimer Funds, Inc. will reduce the management fee by 0.10% as long as the fund's trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the manager at any time.
(8)
The Mid-Cap Value, Growth and Income and Bond-Debenture Portfolios have each established non-12b-1 service fee arrangements which are reflected under "Other Expenses". The information in the chart above relating to the Mid-Cap Value and Bond-Debenture Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord, Abbett & Co. (Lord Abbett), voluntarily waived a portion of its management fees for the Mid-Cap Value Portfolio and subsidized a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond-Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets. Absent any waivers and reimbursements the total annual gross expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. Absent any reimbursements the total annual gross expenses for the Bond-Debenture Portfolio would have been 0.33% on an unannualized basis for the period December 3, 2001 (commencement of operations) through December 31, 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond- Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets.
(9)
The 12b-1 fees deducted from the 12b-1 classes of these Funds covers certain distribution and shareholder support services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Variable Account's assets invested in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Policies. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(10)	Expenses shown after reimbursements except as indicated in the accompanying footnotes.

        The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 2001 to December 31, 2001. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

        Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2001, Protective Life had total assets of approximately $19.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $19.7 billion at December 31, 2001.

Protective Variable Life Separate Account

        Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

        The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

        As of the date of this Prospectus, thirty-one Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Aggressive Growth Class II; Van Kampen Emerging Growth Class I; Van Kampen Enterprise Class I; Van Kampen Comstock Class I; Van Kampen Growth and Income Class I; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Investors Growth Stock; MFS Investors Trust; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Fidelity VIP Index 500, SC; Fidelity VIP Growth, SC; Fidelity VIP Contrafund®, SC; Lord Abbett Growth and Income; Lord Abbett Mid-Cap Value; and Lord Abbett Bond-Debenture.

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; or Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

        International Equity Fund.    This Fund seeks long-term capital appreciation. This Fund pursues its objective by investing, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

        Small Cap Value Fund.    This Fund seeks to provide long-term growth of capital. The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its total net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment currently between $12 million and $3 billion.

        Capital Growth Fund.    This Fund seeks long-term growth of capital. The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

        CORE U.S. Equity Fund.    This Fund seeks long-term growth of capital and dividend income. The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments of U.S. issuers, including foreign countries that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

        Growth and Income Fund.    This Fund seeks long-term growth of capital and growth of income. The Fund pursues its objectives by investing, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

        Global Income Fund.    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of fixed-income securities of U.S. and foreign issuers (including non-dollar securities). The Fund enters into foreign currency transactions.

Van Kampen Life Investment Trust

        Aggressive Growth Portfolio Class II.    Seeks Capital Growth.

        Emerging Growth Portfolio Class I.    Seeks capital appreciation.

        Enterprise Portfolio Class I.    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

        Comstock Portfolio Class I.    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Growth and Income Class I.    Seeks long-term growth of capital and income.

MFS® Variable Insurance TrustSM

                New Discovery Series.    This Fund seeks capital appreciation.

        Emerging Growth Series.    This Fund seeks to provide long-term growth of capital.

        Research Series.    This Fund seeks to provide long-term growth of capital and future income.

        Investors Growth Stock Series (formerly "Growth Series").    This Fund seeks to provide long-term growth of capital and future income rather than current income.

        Investors Trust Series (formerly "Growth with Income Series").    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

        Utilities Series.    This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

        Total Return Series.    This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

        Aggressive Growth Fund/VA.    This Fund seeks capital appreciation.

        Global Securities Fund/VA.    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

        Capital Appreciation Fund/VA.    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

        Main Street Growth & Income Fund/VA.    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

        High Income Fund/VA.    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

        Money Fund/VA.    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        Strategic Bond Fund/VA.    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity® Variable Insurance Products Funds

        VIP Index 500 Portfolio, SC.    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

        VIP Growth Portfolio, SC.    This Fund seeks to achieve capital appreciation.

        VIP Contrafund® Portfolio, SC.    This Fund seeks long-term capital appreciation.

Lord Abbett Series Fund, Inc.

        Growth and Income Portfolio.    This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Mid-Cap Value Portfolio.    The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        Bond-Debenture Portfolio.    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

        More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Protective may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a premium allocation election, an Owner is allocating prescribed percentages of premium to each of the Sub-Accounts comprising the model. Protective does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective may revise the composition of a model portfolio. In this event, Protective will not change an Owner's existing premium allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her premium allocation or percentages to reflect a revised or different model, he or she must submit a new investment election. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

        Additional Funds may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

Other Information about the Funds

        Each Fund sells its shares to the Variable Account under a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. The Variable Account would not be able to purchase additional shares of a Fund if the participation agreement relating to the Fund terminates. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

        For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from the Funds assets for providing certain distribution and shareholder support services to such Funds. Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees by managers or advisers under these agreements do not increase the fees or expenses paid by the Funds or their shareholders pay. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

        PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not forsee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

        Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

        Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

        If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

        Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

        Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

        An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

        Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

        Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

        To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a policy but your insurance will not take effect until you pay your initial premium. Premium may be collected at the time of Policy delivery.

        Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy may not exceed $500,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

        In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the Minimum Monthly Premium for the backdated period.

        The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a Contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

        Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

        You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  (1)
  10 days after you receive your Policy,

  (2)
  45 days after you sign your application, or

  (3)
  10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

        Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

  (1)
  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

  (2)
  Fixed Account Value determined as of the date the returned Policy is received, and

  (3)
  Variable Account Value determined as of the date the returned Policy is received.

        This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Premiums

        Minimum Initial Premium.    The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. See "Planned Periodic Premiums," below. Consult your sales representative for information about the initial premium required for the coverage you desire.

        Planned Periodic Premiums.    In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

        Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

        Unscheduled Premiums.    Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

        Premium Limitations.    Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

        Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. (See "Net Premium Allocations".) Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. (See "Tax Considerations".)

        Lapse Protection.    In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force. This provision remains in effect during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above) regardless of the Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not apply to coverage under the Flexible Coverage Rider (FCR). See "Death Benefits Proceeds—Additional Coverage From the Flexible Coverage Rider (FCR)".

        We will not notify you in the event the Policy's lapse protection is no longer in effect.

        If you increase your Policy's Face Amount or change the Death Benefit option while the Policy's lapse protection is in effect, Protective Life will not extend the period of this guarantee. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy's lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

        Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the period covered by the Policy's lapse protection.

        Lapse Protection Extension Rider.    An Owner may purchase, for an additional charge, an optional rider to extend the lapse protection provided by the Policy. The Lapse Protection Rider, if in force, will double the length of the lapse protection provided under the Policy, provided requirements for the payment of premiums are met. Assuming the timely payment of the Minimum Monthly Premium, (which is net of Policy Debt and withdrawals), the Policy will not Lapse while the Rider is in force. Policy loans, withdrawals and delays in the payment of Minimum Monthly Premiums may cause the loss of the Lapse Protection Rider unless additional premium payments are made. If lapse protection under the Rider is lost, it may be restored before the termination of the Rider by the payment of "catch-up" premiums plus interest. Please see the Lapse Protection Rider for more information.

        The Lapse Protection Rider will terminate 30 days after the first Monthly Anniversary Day on which the premium payment requirements have not been met and the Policy's Surrender Value is not sufficient to cover the Monthly Deduction. Protective will notify the Owner of the amount necessary to maintain the Lapse Protection Rider. If this amount is not received prior to the termination date specified in such notice, the Rider will terminate and may not be reinstated.

        In the event the Lapse Protection Rider terminates, the Policy may continue in force under the Policy's lapse protection provision, if applicable, or as long as there is sufficient Surrender Value to cover the Monthly Deduction when due.

        Premium Payments Upon Increase in Face Amount.    Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. (See "Death Benefit Proceeds".) You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

        Owners must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net

Premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any Net Premiums.

        For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

        Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the Net Premiums will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in Face Amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting Net Premium will be reallocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the premium immediately, without any adjustment for investment experience.

        Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

Policy Lapse and Reinstatement

        Lapse.    Unlike a conventional life insurance policy, failure to pay planned periodic premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy or an optional rider is in effect, a Policy will lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. (See "Monthly Deduction".)

        If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the lapse protection provision of the Policy or an optional rider is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

        In the event of a Policy default, the Owner has a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

        Reinstatement.    An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

CALCULATION OF POLICY VALUES

Variable Account Value

        The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value any surrender charges deducted and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

        Determination of Units.    For each Sub-Account, the Net Premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

        Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

        Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

        a.     the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b.     the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c.     a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

        The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) surrender charges deducted in the event of a decrease in Face Amount, less (7) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

        General.    Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

        Telephone Transfers.    Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

        Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

        A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

        You should protect your PIN (personal identification number) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing the electronic transfer instructions through our telephone or online systems is you or is authorized by you.

        Reservation of Rights.    Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

        Dollar-Cost Averaging.    If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

        To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

        Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

        Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

        Portfolio Rebalancing.    At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

        Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice to the Owner.

Policy Value Credit

        Subject to the conditions described below, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company will make a credit to the Policy's Policy Value. The amount of the credit depends on the unloaned Policy Value on the appropriate Policy Anniversary. On Policy Anniversaries as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries as of which unloaned Policy Value is less than $50,000 or on Policy Anniversaries one through nine. In addition, the Company will only make the credit on Policy Anniversaries as of which the current annual effective interest rate being credited to Fixed Account Value exceeds the guaranteed annual effective interest rate shown in the Policy.

        When made, the Company will allocate credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premiums. Credits to

Policy Value are not subject to the premium expense charge or the surrender charge and are not treated as Net Premium for tax purposes.

Surrender Privilege

        At any time while the Policy is still in force and while the Insured is still living and the Policy is still in force, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A Surrender Charge may apply. (See "Surrender Charges".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".) A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privilege

        At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from Policy Value as of the end of the Valuation Period during which the written request is received. (See "Withdrawal Charge".)

        The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

        If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

Policy Loans

        General.    An Owner may obtain two types of loans under a Premiere II Policy, a standard loan and/or a carryover loan. A carryover loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carryover loan must be approved by Protective Life. After the first Policy Anniversary and while the Insured is still living, an Owner may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carryover loan. Policy loans must be requested by written notice received at the Home Office. The minimum amount of any loan is generally $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

        Loan Collateral.    When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of

Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

        On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

        Loan Repayment.    You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub- Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

        Interest.    During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding standard loan at an effective annual rate of 6.0%. On carryover loans, Protective Life currently charges interest daily at an effective annual rate of 5.0% (with a maximum guarantee of 6.0% during Policy Years 1 through 10). During Policy Years 11 and thereafter, Protective Life currently charges interest daily on any outstanding loan at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan.

        The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the net cost of a standard loan is 2.0% per year during Policy Years 2 through 10, and currently 0.00% (0.25% guaranteed) thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). The net cost of a carryover loan is currently 1.0% (2.0% guaranteed) during Policy Years 1 through 10 and 0.00% (0.25% guaranteed) thereafter. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

        Non-Payment of Policy Loan.    If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

        If the Loan Account Value exceeds the Cash Value less any lien (i.e., the Surrender Value becomes zero) on any Valuation Date, the Owner must pay that excess amount. The Company will send the Owner (or any assignee of record) a notice of the amount the Owner must pay. The Owner must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

        Effect of a Policy Loan.    A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. (See "Lapse Protection".) Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

Death Benefit Proceeds

        As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

        Calculation of Death Benefit Proceeds.    The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

        The calculation of the Death Benefit depends on (1) the Death Benefit option selected, as described below, and (2) the Federal tax compliance test applicable to the Policy. There are two Federal tax compliance tests: the guideline premium limitation/cash value corridor test, and the cash value accumulation test. If the Policy is intended to satisfy the cash value accumulation test, it will be endorsed at issue by the Cash Value Accumulation Test Endorsement (subject to availability). Policies without this endorsement are intended to comply with the guideline premium limitation/cash value corridor test. Under certain circumstances, the amount of the Death Benefit may be adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

        If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

        Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.    If the Policy is intended to satisfy the guideline premium limitation/cash value corridor test of Federal tax law (i.e., where the Cash Value Accumulation Test Endorsement is not used), the Death Benefit will be determined as follows:

•    Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

•    Under the Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

        The specified percentage under both options is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

        Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

        Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement.    If at the time of application the Owner selects the Cash Value Accumulation Test Endorsement to the Policy, the Death Benefit will be determined as follows:

•    Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

•    Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

        The minimum death benefit at any time shall be the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium shall be determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

        For purposes of determining this net single premium, the mortality charges taken into account generally shall be the maximum mortality charges guaranteed under the Policy. Such charges will not, however, exceed (except as provided in the Internal Revenue Service regulations) the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account will be the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. In addition, the Policy shall be deemed to mature the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

        Changing the Death Benefit Option.    On or after the first Policy Anniversary, the Owner may change the Death Benefit option on the Policy subject to the following rules. After any change, the Face Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

        When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

        Changing the Face Amount.    On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

        Increasing the Face Amount.    Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased. (See "Lapse Protection," and "Premiums Upon Increase in Face Amount".)

        The Cancellation Period under Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in Face Amount within the period. In such case, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. (See "Cancellation Privilege".)

        Decreasing the Face Amount.    If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See Tax Considerations—Policies which are MECs.)

        Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the guideline premium limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

        The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount; and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

        Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount also may have tax consequences. (See "Tax Considerations".) However, if the Face Amount is decreased during the first 10 Policy Years, a Surrender Charge will apply. (See "Surrender Charge".)

        Additional Coverage from the Flexible Coverage Rider (FCR).    An owner may also obtain additional insurance coverage on the Insured by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The face amount of the FCR does not vary with the investment experience of the Variable Account (see "Supplemental Riders and Endorsements"). In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR will be deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a FCR"). No additional surrender or premium expense charge is assessed in connection with a FCR.

        The Policy's lapse protection does not apply to the FCR. Therefore insurance coverage under the FCR will terminate as of the date when the Policy would have lapsed if the No-Lapse Guarantee had not been in effect.

        Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no surrender charge is assessed in connection with a decrease of face amount under a FCR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount of the Policy or the FCR face amount.

        Owners should consult their sales representative when deciding whether to purchase a FCR.

Settlement Options

        The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

        The following settlement options may be elected.

        Option 1 — Payment for a Fixed Period.    Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

        Option 2 — Life Income with Payments for a Guaranteed Period.    Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

        Option 3 — Interest Income.    Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

        Option 4 — Payments for a Fixed Amount.    Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".) us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

        Minimum Amounts.    Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

        Other Requirements.    Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

        If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE FIXED ACCOUNT

        Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account

        The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. (See "Fixed Account Value".)

Interest Credited on Fixed Account Value

        Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

        After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account

        Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

        This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charge

        The premium expense charge compensates Protective Life for certain sales and tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 5% of each premium.

Monthly Deduction

        As of the Policy Effective Date, Protective Life will deduct the first Monthly Deduction from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee"), (3) mortality and expense risk charge (the "mortality and expense risk charge") and (4) any charges for supplemental riders ("supplemental charges"), as described below. Unless the Owner selects the Sub-Account(s) from which the Monthly Deduction is deducted, as provided below, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

        The Owner may select the Sub-Accounts from which the Monthly Deduction, excluding the mortality and expense risk charge, is deducted. In the event that, as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from such Sub-Account, the instructions for deduction will not be effective and the Monthly Deduction will instead be determined in the manner provided for above. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

        Cost of Insurance Charge.    This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. Since the cost of insurance charges are based on the net amount at risk, these charges will increase if the Policy Value decreases due to negative investment experience in the Sub-Accounts. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

        Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

        Cost of Insurance Rates.    The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life currently places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-75) or Nonsmoker (ages 0-75), or Tobacco (ages 15-75) or Smoker (ages 15-75), and substandard rate classes, which involve a higher mortality risk than the Smoker, Tobacco or Nonsmoker classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

        Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

        Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

        Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

        Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

        Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

        In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

        Cost of Insurance Charge Under a FCR.    The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR.

        Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.    Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

        Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

        Monthly Administration Fee.    This charge compensates Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, financial reporting and overhead costs, processing applications and establishing Policy records. The monthly administration fee is a flat charge of $8 per month. In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The monthly administration charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administration charges per $1,000 of increase for an Insured male non-smoker at each specified Issue Age are set forth below:

Issue Age		Administrative Charge per $1,000 Increase
35		$0.71
40		0.81
45		0.95
50		1.13
55		1.37
60		1.71
65		1.73
70		1.72
75	+	1.71

        Supplemental Rider Charges.    Protective Life deducts a monthly charge for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

        Mortality and Expense Risk Charge.    This charge compensates Protective Life for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual death benefit claims. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

        Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, there is currently no monthly mortality and expense risk charge.

Transfer Fee

        Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

Surrender Charge (Contingent Deferred Sales Charge)

        A surrender charge, which is a contingent deferred sales charge, is deducted from the Policy Value if, during the first 10 Policy Years: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The surrender charge is deducted before any Surrender Value is paid.

        The surrender charge varies depending on Issue Age, sex and rate classification of the Insured and is set forth in your Policy. Representative surrender charges per $1,000 of Initial Face Amount for the first

Policy Year for an Insured male non-smoker at each specified Issue Age are set forth below. The surrender charge decreases over the ten-year period. For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$17.50
35	20.00
40	23.00
45	27.25
50	33.00
55	41.00
60	51.75
65	57.50
70	57.25
75	57.00

        After the 10th Policy Year, there is no surrender charge for the Initial Face Amount.

        In the event of a decrease in the Initial Face Amount, the pro-rated surrender charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A surrender charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining surrender charge that may be imposed in connection with a surrender of the Policy.

        The purpose of the surrender charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

        Protective Life reserves the right to charge less than the Maximum Surrender Charge.

Withdrawal Charge

        Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

        The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. Some Funds also deduct 12b-1 fees from Fund assets. See the prospectus for each of the Funds.

Exchange Privilege

        The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

        The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates.

Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

        Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

        A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy

Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	5% of each premium payment in all Policy Years

Administrative Fees	Ranges from $4 to $5 monthly.	$8 per month in all Policy Years

Mortality and Expense Charges	None	A monthly charge equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; there is currently no charge in Policy Years 11 and thereafter.

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrender charges during the first 10 Policy Years.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Only Fixed Account : 4%.

Effect of the Exchange Offer

        1.    The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

        2.    If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

        3.    The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

        Tax Matters.    Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

        The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

        If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

        Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

        Sales Commissions.    Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies".)

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

        The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that Net Premiums are allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.

        The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.83% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. The annual expenses identified for the Funds are net of certain reimbursements by the advisor/investment manager of such Funds. Absent the reimbursements, total expenses for the Funds would be higher. Although the reimbursements may generally be ended by the advisor/investment manager, no present intention of doing so has been expressed. For more information regarding the reimbursement arrangements and the impact of a termination of such arrangements on the expenses of specific funds, please see the Expense Table and related footnotes on pages 8-10. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

        In addition, the illustrations reflect the current monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10 (currently there is no mortality and expense risk charge in Policy Years 11 and thereafter). After deduction of Fund expenses, including any 12b-1 fees, and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.73%, 4.27% and 10.27%, respectively and for Policy Years 11 and thereafter -0.83%, 5.17% and 11.17%, respectively.

        The illustrations also reflect the deduction of the Premium Expense Charge, the Monthly Administrative Fee and the monthly cost of insurance charge for the hypothetical Insured. The Surrender Charge is reflected in the column "Surrender Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

        The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	1,262	0	100,000	1,350	0	100,000	1,439	0	100,000
47	2	3,875	2,481	0	100,000	2,736	36	100,000	3,002	302	100,000
48	3	5,958	3,656	1,006	100,000	4,157	1,507	100,000	4,702	2,052	100,000
49	4	8,146	4,786	2,161	100,000	5,615	2,990	100,000	6,551	3,926	100,000
50	5	10,443	5,869	3,294	100,000	7,107	4,532	100,000	8,563	5,988	100,000
51	6	12,856	6,903	4,353	100,000	8,634	6,084	100,000	10,755	8,205	100,000
52	7	15,388	7,885	5,385	100,000	10,194	7,694	100,000	13,141	10,641	100,000
53	8	18,048	8,809	6,849	100,000	11,781	9,821	100,000	15,738	13,778	100,000
54	9	20,840	9,672	8,472	100,000	13,396	12,196	100,000	18,568	17,368	100,000
55	10	23,772	10,818	10,105	100,000	15,377	14,664	100,000	21,981	21,268	100,000
56	11	26,851	12,024	12,024	100,000	17,575	17,575	100,000	25,958	25,958	100,000
57	12	30,083	13,174	13,174	100,000	19,848	19,848	100,000	30,350	30,350	100,000
58	13	33,478	14,253	14,253	100,000	22,184	22,184	100,000	35,198	35,198	100,000
59	14	37,041	15,262	15,262	100,000	24,592	24,592	100,000	40,562	40,562	100,000
60	15	40,783	16,192	16,192	100,000	27,070	27,070	100,000	46,506	46,506	100,000
61	16	44,713	17,010	17,010	100,000	29,596	29,596	100,000	53,352	53,352	100,000
62	17	48,838	17,751	17,751	100,000	32,206	32,206	100,000	61,018	61,018	100,000
63	18	53,170	18,406	18,406	100,000	34,904	34,904	100,000	69,621	69,621	100,000
64	19	57,719	18,968	18,968	100,000	37,694	37,694	100,000	79,297	79,297	100,000
65	20	62,495	19,429	19,429	100,000	40,582	40,582	100,000	90,160	90,160	108,192
66	21	67,509	19,962	19,962	100,000	43,708	43,708	100,000	102,309	102,309	121,748
67	22	72,775	20,393	20,393	100,000	46,961	46,961	100,000	115,837	115,837	136,688
68	23	78,304	20,710	20,710	100,000	50,602	50,602	100,000	130,898	130,898	153,151
69	24	84,109	20,902	20,902	100,000	54,427	54,427	100,000	147,663	147,663	171,289
70	25	90,204	20,953	20,953	100,000	58,453	58,453	100,000	166,324	166,324	191,273
71	26	96,604	20,847	20,847	100,000	62,704	62,704	100,000	187,093	187,093	211,415
72	27	103,325	20,567	20,567	100,000	67,208	67,208	100,000	210,255	210,255	233,383
73	28	110,381	20,097	20,097	100,000	72,002	72,002	100,000	236,105	236,105	257,355
74	29	117,790	19,435	19,435	100,000	77,134	77,134	100,000	264,987	264,987	283,537
75	30	125,569	18,533	18,533	100,000	82,647	82,647	100,000	297,284	297,284	312,148
76	31	133,738	17,351	17,351	100,000	88,603	88,603	100,000	333,443	333,443	350,115
77	32	142,315	15,847	15,847	100,000	95,080	95,080	100,000	373,719	373,719	392,405
78	33	151,321	14,002	14,002	100,000	102,014	102,014	107,115	418,573	418,573	439,502
79	34	160,777	11,721	11,721	100,000	109,308	109,308	114,774	468,499	468,499	491,924
80	35	170,705	8,977	8,977	100,000	116,979	116,979	122,828	526,669	526,669	553,003
81	36	181,131	5,644	5,644	100,000	125,038	125,038	131,290	591,695	591,695	621,280
82	37	192,077	1,616	1,616	100,000	133,500	133,500	140,175	664,352	664,352	697,570
83	38	203,571	0	0	0	142,385	142,385	149,504	745,524	745,524	782,800
84	39	215,640	0	0	0	151,702	151,702	159,287	836,145	836,145	877,952
85	40	228,312	0	0	0	161,471	161,471	169,544	937,286	937,286	984,151
86	41	241,617	0	0	0	171,697	171,697	180,282	1,050,066	1,050,066	1,102,569
87	42	255,588	0	0	0	182,396	182,396	191,516	1,175,766	1,175,766	1,234,555
88	43	270,257	0	0	0	193,579	193,579	203,258	1,315,774	1,315,774	1,381,563
89	44	285,660	0	0	0	205,255	205,255	215,518	1,471,607	1,471,607	1,545,188
90	45	301,833	0	0	0	217,435	217,435	228,307	1,644,937	1,644,937	1,727,184
91	46	318,815	0	0	0	230,128	230,128	239,333	1,837,605	1,837,605	1,911,109
92	47	336,646	0	0	0	243,691	243,691	251,001	2,054,546	2,054,546	2,116,183
93	48	355,368	0	0	0	258,243	258,243	263,408	2,299,471	2,299,471	2,345,460
94	49	375,026	0	0	0	273,925	273,925	276,664	2,576,784	2,576,784	2,602,552
95	50	395,668	0	0	0	290,900	290,900	290,900	2,891,745	2,891,745	2,891,745
96	51	417,341	0	0	0	309,178	309,178	309,178	3,248,718	3,248,718	3,248,718
97	52	440,098	0	0	0	328,496	328,496	328,496	3,649,533	3,649,533	3,649,533
98	53	463,993	0	0	0	348,915	348,915	348,915	4,099,575	4,099,575	4,099,575
99	54	489,083	0	0	0	370,497	370,497	370,497	4,604,889	4,604,889	4,604,889
100	55	515,427	0	0	0	393,308	393,308	393,308	5,172,265	5,172,265	5,172,265

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charge, current cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and no mortality and expense risk charge in Policy Years 11 and thereafter.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	1,262	0	100,000	1,351	0	100,000	1,439	0	100,000
47	2	3,875	2,481	0	100,000	2,736	36	100,000	3,002	302	100,000
48	3	5,958	3,655	1,005	100,000	4,157	1,507	100,000	4,701	2,051	100,000
49	4	8,146	4,785	2,160	100,000	5,614	2,989	100,000	6,550	3,925	100,000
50	5	10,443	5,867	3,292	100,000	7,105	4,530	100,000	8,562	5,987	100,000
51	6	12,856	6,902	4,352	100,000	8,633	6,083	100,000	10,753	8,203	100,000
52	7	15,388	7,884	5,384	100,000	10,192	7,692	100,000	13,139	10,639	100,000
53	8	18,048	8,808	6,848	100,000	11,780	9,820	100,000	15,736	13,776	100,000
54	9	20,840	9,671	8,471	100,000	13,394	12,194	100,000	18,565	17,365	100,000
55	10	23,772	10,466	9,753	100,000	15,030	14,317	100,000	21,647	20,934	100,000
56	11	26,851	11,189	11,189	100,000	16,685	16,685	100,000	25,008	25,008	100,000
57	12	30,083	11,835	11,835	100,000	18,355	18,355	100,000	28,678	28,678	100,000
58	13	33,478	12,401	12,401	100,000	20,041	20,041	100,000	32,694	32,694	100,000
59	14	37,041	12,883	12,883	100,000	21,741	21,741	100,000	37,098	37,098	100,000
60	15	40,783	13,272	13,272	100,000	23,448	23,448	100,000	41,934	41,934	100,000
61	16	44,713	13,558	13,558	100,000	25,158	25,158	100,000	47,256	47,256	100,000
62	17	48,838	13,733	13,733	100,000	26,866	26,866	100,000	53,127	53,127	100,000
63	18	53,170	13,781	13,781	100,000	28,562	28,562	100,000	59,618	59,618	100,000
64	19	57,719	13,686	13,686	100,000	30,236	30,236	100,000	66,817	66,817	100,000
65	20	62,495	13,427	13,427	100,000	31,877	31,877	100,000	74,827	74,827	100,000
66	21	67,509	12,987	12,987	100,000	33,476	33,476	100,000	83,777	83,777	100,000
67	22	72,775	12,349	12,349	100,000	35,026	35,026	100,000	93,672	93,672	110,533
68	23	78,304	11,492	11,492	100,000	36,519	36,519	100,000	104,506	104,506	122,272
69	24	84,109	10,395	10,395	100,000	37,946	37,946	100,000	116,366	116,366	134,984
70	25	90,204	9,026	9,026	100,000	39,296	39,296	100,000	129,349	129,349	148,751
71	26	96,604	7,340	7,340	100,000	40,549	40,549	100,000	143,559	143,559	162,222
72	27	103,325	5,225	5,225	100,000	41,642	41,642	100,000	159,159	159,159	176,667
73	28	110,381	2,711	2,711	100,000	42,610	42,610	100,000	176,330	176,330	192,200
74	29	117,790	0	0	0	43,376	43,376	100,000	195,245	195,245	208,913
75	30	125,569	0	0	0	43,895	43,895	100,000	216,125	216,125	226,931
76	31	133,738	0	0	0	44,124	44,124	100,000	239,236	239,236	251,197
77	32	142,315	0	0	0	44,015	44,015	100,000	264,549	264,549	277,776
78	33	151,321	0	0	0	43,507	43,507	100,000	292,262	292,262	306,875
79	34	160,777	0	0	0	42,531	42,531	100,000	322,588	322,588	338,718
80	35	170,705	0	0	0	40,987	40,987	100,000	355,755	355,755	373,542
81	36	181,131	0	0	0	38,728	38,728	100,000	392,001	392,001	411,601
82	37	192,077	0	0	0	35,550	35,550	100,000	431,579	431,579	453,158
83	38	203,571	0	0	0	31,168	31,168	100,000	474,748	474,748	498,485
84	39	215,640	0	0	0	25,184	25,184	100,000	521,777	521,777	547,866
85	40	228,312	0	0	0	17,068	17,068	100,000	572,954	572,954	601,602
86	41	241,617	0	0	0	6,104	6,104	100,000	628,583	628,583	660,012
87	42	255,588	0	0	0	0	0	0	688,993	688,993	723,442
88	43	270,257	0	0	0	0	0	0	754,531	754,531	792,258
89	44	285,660	0	0	0	0	0	0	825,576	825,576	866,854
90	45	301,833	0	0	0	0	0	0	902,516	902,516	947,642
91	46	318,815	0	0	0	0	0	0	985,752	985,752	1,025,182
92	47	336,646	0	0	0	0	0	0	1,078,272	1,078,272	1,110,621
93	48	355,368	0	0	0	0	0	0	1,181,590	1,181,590	1,205,222
94	49	375,026	0	0	0	0	0	0	1,297,551	1,297,551	1,310,527
95	50	395,668	0	0	0	0	0	0	1,428,433	1,428,433	1,428,433
96	51	417,341	0	0	0	0	0	0	1,575,539	1,575,539	1,575,539
97	52	440,098	0	0	0	0	0	0	1,737,610	1,737,610	1,737,610
98	53	463,993	0	0	0	0	0	0	1,916,170	1,916,170	1,916,170
99	54	489,083	0	0	0	0	0	0	2,112,896	2,112,896	2,112,896
100	55	515,427	0	0	0	0	0	0	2,329,636	2,329,636	2,329,636

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charge, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	3,311	586	103,311	3,523	798	103,523	3,736	1,011	103,736
47	2	8,610	6,539	3,839	106,539	7,169	4,469	107,169	7,824	5,124	107,824
48	3	13,241	9,683	7,033	109,683	10,939	8,289	110,939	12,297	9,647	112,297
49	4	18,103	12,742	10,117	112,742	14,836	12,211	114,836	17,193	14,568	117,193
50	5	23,208	15,715	13,140	115,715	18,863	16,288	118,863	22,551	19,976	122,551
51	6	28,568	18,599	16,049	118,599	23,022	20,472	123,022	28,414	25,864	128,414
52	7	34,196	21,390	18,890	121,390	27,312	24,812	127,312	34,827	32,327	134,827
53	8	40,106	24,082	22,122	124,082	31,730	29,770	131,730	41,839	39,879	141,839
54	9	46,312	26,672	25,472	126,672	36,277	35,077	136,277	49,504	48,304	149,504
55	10	52,827	29,546	28,833	129,546	41,356	40,643	141,356	58,591	57,878	158,591
56	11	59,669	32,626	32,626	132,626	47,033	47,033	147,033	69,232	69,232	169,232
57	12	66,852	35,623	35,623	135,623	53,209	53,209	153,209	81,061	81,061	181,061
58	13	74,395	38,517	38,517	138,517	59,656	59,656	159,656	94,192	94,192	194,192
59	14	82,314	41,309	41,309	141,309	66,389	66,389	166,389	108,780	108,780	208,780
60	15	90,630	43,987	43,987	143,987	73,411	73,411	173,411	124,981	124,981	224,981
61	16	99,361	46,510	46,510	146,510	80,695	80,695	180,695	142,940	142,940	242,940
62	17	108,530	48,917	48,917	148,917	88,296	88,296	188,296	162,904	162,904	262,904
63	18	118,156	51,454	51,454	151,454	96,219	96,219	196,219	185,094	185,094	285,094
64	19	128,264	53,866	53,866	153,866	104,474	104,474	204,474	209,763	209,763	309,763
65	20	138,877	56,141	56,141	156,141	113,066	113,066	213,066	237,188	237,188	337,188
66	21	150,021	58,497	58,497	158,497	122,239	122,239	222,239	267,922	267,922	367,922
67	22	161,722	60,714	60,714	160,714	131,798	131,798	231,798	302,120	302,120	402,120
68	23	174,008	62,776	62,776	162,776	141,749	141,749	241,749	340,171	340,171	440,171
69	24	186,908	64,668	64,668	164,668	152,100	152,100	252,100	382,511	382,511	482,511
70	25	200,454	66,372	66,372	166,372	162,852	162,852	262,852	429,622	429,622	529,622
71	26	214,677	67,870	67,870	167,870	174,009	174,009	274,009	482,043	482,043	582,043
72	27	229,610	69,143	69,143	169,143	185,575	185,575	285,575	543,067	543,067	643,067
73	28	245,291	70,175	70,175	170,175	197,556	197,556	297,556	611,332	611,332	711,332
74	29	261,755	70,974	70,974	170,974	209,982	209,982	309,982	687,735	687,735	787,735
75	30	279,043	71,486	71,486	171,486	222,821	222,821	322,821	773,217	773,217	873,217
76	31	297,195	71,679	71,679	171,679	236,065	236,065	336,065	868,858	868,858	968,858
77	32	316,255	71,518	71,518	171,518	249,698	249,698	349,698	975,869	975,869	1,075,869
78	33	336,268	71,005	71,005	171,005	263,745	263,745	363,745	1,095,645	1,095,645	1,195,645
79	34	357,281	70,063	70,063	170,063	278,145	278,145	378,145	1,229,671	1,229,671	1,329,671
80	35	379,345	68,701	68,701	168,701	292,930	292,930	392,930	1,379,705	1,379,705	1,479,705
81	36	402,513	66,831	66,831	166,831	308,027	308,027	408,027	1,547,616	1,547,616	1,647,616
82	37	426,838	64,409	64,409	164,409	323,408	323,408	423,408	1,735,554	1,735,554	1,835,554
83	38	452,380	61,466	61,466	161,466	339,119	339,119	439,119	1,946,008	1,946,008	2,046,008
84	39	479,199	57,897	57,897	157,897	355,069	355,069	455,069	2,181,436	2,181,436	2,290,508
85	40	507,359	53,716	53,716	153,716	371,282	371,282	471,282	2,444,118	2,444,118	2,566,324
86	41	536,927	48,537	48,537	148,537	387,625	387,625	487,625	2,736,879	2,736,879	2,873,723
87	42	567,973	42,618	42,618	142,618	404,087	404,087	504,087	3,063,007	3,063,007	3,216,157
88	43	600,572	35,902	35,902	135,902	420,608	420,608	520,608	3,426,044	3,426,044	3,597,347
89	44	634,801	28,330	28,330	128,330	437,123	437,123	537,123	3,829,864	3,829,864	4,021,357
90	45	670,741	19,855	19,855	119,855	453,577	453,577	553,577	4,278,715	4,278,715	4,492,651
91	46	708,478	10,448	10,448	110,448	469,930	469,930	569,930	4,777,281	4,777,281	4,968,373
92	47	748,102	136	136	100,136	486,192	486,192	586,192	5,338,273	5,338,273	5,498,421
93	48	789,707	0	0	0	502,329	502,329	602,329	5,971,168	5,971,168	6,090,592
94	49	833,392	0	0	0	520,882	520,882	620,882	6,687,220	6,687,220	6,787,220
95	50	879,262	0	0	0	539,470	539,470	639,470	7,494,383	7,494,383	7,594,383
96	51	927,425	0	0	0	558,064	558,064	658,064	8,399,494	8,399,494	8,499,494
97	52	977,996	0	0	0	576,633	576,633	676,633	9,414,550	9,414,550	9,514,550
98	53	1,031,096	0	0	0	595,148	595,148	695,148	10,553,024	10,553,024	10,653,024
99	54	1,086,850	0	0	0	613,571	613,571	713,571	11,830,042	11,830,042	11,930,042
100	55	1,145,393	0	0	0	631,867	631,867	731,867	13,262,585	13,262,585	13,362,585

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charge, current cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and no mortality and expense risk charge in Policy Years 11 and thereafter.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	3,311	586	103,311	3,524	799	103,524	3,736	1,011	103,736
47	2	8,610	6,539	3,839	106,539	7,169	4,469	107,169	7,824	5,124	107,824
48	3	13,241	9,683	7,033	109,683	10,938	8,288	110,938	12,297	9,647	112,297
49	4	18,103	12,742	10,117	112,742	14,835	12,210	114,835	17,193	14,568	117,193
50	5	23,208	15,713	13,138	115,713	18,861	16,286	118,861	22,549	19,974	122,549
51	6	28,568	18,597	16,047	118,597	23,020	20,470	123,020	28,412	25,862	128,412
52	7	34,196	21,388	18,888	121,388	27,310	24,810	127,310	34,825	32,325	134,825
53	8	40,106	24,081	22,121	124,081	31,728	29,768	131,728	41,837	39,877	141,837
54	9	46,312	26,671	25,471	126,671	36,276	35,076	136,276	49,502	48,302	149,502
55	10	52,827	29,151	28,438	129,151	40,948	40,235	140,948	57,877	57,164	157,877
56	11	59,669	31,516	31,516	131,516	45,743	45,743	145,743	67,028	67,028	167,028
57	12	66,852	33,760	33,760	133,760	50,658	50,658	150,658	77,024	77,024	177,024
58	13	74,395	35,881	35,881	135,881	55,693	55,693	155,693	87,947	87,947	187,947
59	14	82,314	37,873	37,873	137,873	60,846	60,846	160,846	99,883	99,883	199,883
60	15	90,630	39,727	39,727	139,727	66,109	66,109	166,109	112,922	112,922	212,922
61	16	99,361	41,433	41,433	141,433	71,475	71,475	171,475	127,165	127,165	227,165
62	17	108,530	42,982	42,982	142,982	76,935	76,935	176,935	142,720	142,720	242,720
63	18	118,156	44,357	44,357	144,357	82,475	82,475	182,475	159,701	159,701	259,701
64	19	128,264	45,541	45,541	145,541	88,076	88,076	188,076	178,232	178,232	278,232
65	20	138,877	46,515	46,515	146,515	93,718	93,718	193,718	198,446	198,446	298,446
66	21	150,021	47,263	47,263	147,263	99,383	99,383	199,383	220,495	220,495	320,495
67	22	161,722	47,773	47,773	147,773	105,054	105,054	205,054	244,547	244,547	344,547
68	23	174,008	48,031	48,031	148,031	110,714	110,714	210,714	270,786	270,786	370,786
69	24	186,908	48,022	48,022	148,022	116,342	116,342	216,342	299,415	299,415	399,415
70	25	200,454	47,727	47,727	147,727	121,913	121,913	221,913	330,653	330,653	430,653
71	26	214,677	47,114	47,114	147,114	127,386	127,386	227,386	364,726	364,726	464,726
72	27	229,610	46,086	46,086	146,086	132,651	132,651	232,651	401,811	401,811	501,811
73	28	245,291	44,713	44,713	144,713	137,764	137,764	237,764	442,283	442,283	542,283
74	29	261,755	42,877	42,877	142,877	142,591	142,591	242,591	486,356	486,356	586,356
75	30	279,043	40,527	40,527	140,527	147,058	147,058	247,058	534,331	534,331	634,331
76	31	297,195	37,631	37,631	137,631	151,109	151,109	251,109	586,563	586,563	686,563
77	32	316,255	34,160	34,160	134,160	154,686	154,686	254,686	643,444	643,444	743,444
78	33	336,268	30,090	30,090	130,090	157,735	157,735	257,735	705,411	705,411	805,411
79	34	357,281	25,407	25,407	125,407	160,208	160,208	260,208	772,956	772,956	872,956
80	35	379,345	20,079	20,079	120,079	162,035	162,035	262,035	846,599	846,599	946,599
81	36	402,513	14,044	14,044	114,044	163,116	163,116	263,116	926,885	926,885	1,026,885
82	37	426,838	7,224	7,224	107,224	163,325	163,325	263,325	1,014,394	1,014,394	1,114,394
83	38	452,380	0	0	0	162,504	162,504	262,504	1,109,734	1,109,734	1,209,734
84	39	479,199	0	0	0	160,475	160,475	260,475	1,213,565	1,213,565	1,313,565
85	40	507,359	0	0	0	157,076	157,076	257,076	1,326,636	1,326,636	1,426,636
86	41	536,927	0	0	0	152,166	152,166	252,166	1,449,800	1,449,800	1,549,800
87	42	567,973	0	0	0	145,624	145,624	245,624	1,584,025	1,584,025	1,684,025
88	43	600,572	0	0	0	137,337	137,337	237,337	1,730,393	1,730,393	1,830,393
89	44	634,801	0	0	0	127,216	127,216	227,216	1,890,122	1,890,122	1,990,122
90	45	670,741	0	0	0	115,149	115,149	215,149	2,064,438	2,064,438	2,167,660
91	46	708,478	0	0	0	100,996	100,996	200,996	2,253,190	2,253,190	2,353,190
92	47	748,102	0	0	0	84,585	84,585	184,585	2,461,207	2,461,207	2,561,207
93	48	789,707	0	0	0	65,683	65,683	165,683	2,688,533	2,688,533	2,788,533
94	49	833,392	0	0	0	43,970	43,970	143,970	2,936,911	2,936,911	3,036,911
95	50	879,262	0	0	0	18,767	18,767	118,767	3,207,909	3,207,909	3,307,909
96	51	927,425	0	0	0	0	0	0	3,502,672	3,502,672	3,602,672
97	52	977,996	0	0	0	0	0	0	3,821,325	3,821,325	3,921,325
98	53	1,031,096	0	0	0	0	0	0	4,161,571	4,161,571	4,261,571
99	54	1,086,850	0	0	0	0	0	0	4,515,827	4,515,827	4,615,827
100	55	1,145,393	0	0	0	0	0	0	4,874,170	4,874,170	4,974,170

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charge, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	1,014	0	100,000	1,086	0	100,000	1,159	0	100,000
47	2	3,229	1,993	0	100,000	2,201	0	100,000	2,418	18	100,000
48	3	4,965	2,938	563	100,000	3,345	970	100,000	3,788	1,413	100,000
49	4	6,788	3,848	1,498	100,000	4,518	2,168	100,000	5,278	2,928	100,000
50	5	8,703	4,721	2,421	100,000	5,722	3,422	100,000	6,902	4,602	100,000
51	6	10,713	5,556	3,281	100,000	6,953	4,678	100,000	8,670	6,395	100,000
52	7	12,824	6,590	4,340	100,000	8,457	6,207	100,000	10,841	8,591	100,000
53	8	15,040	7,586	5,806	100,000	10,005	8,225	100,000	13,215	11,435	100,000
54	9	17,367	8,545	7,445	100,000	11,598	10,498	100,000	15,815	14,715	100,000
55	10	19,810	9,466	8,821	100,000	13,239	12,594	100,000	18,662	18,017	100,000
56	11	22,376	10,440	10,440	100,000	15,063	15,063	100,000	21,980	21,980	100,000
57	12	25,069	11,380	11,380	100,000	16,958	16,958	100,000	25,652	25,652	100,000
58	13	27,898	12,280	12,280	100,000	18,925	18,925	100,000	29,719	29,719	100,000
59	14	30,868	13,125	13,125	100,000	20,953	20,953	100,000	34,213	34,213	100,000
60	15	33,986	13,928	13,928	100,000	23,058	23,058	100,000	39,201	39,201	100,000
61	16	37,261	14,658	14,658	100,000	25,219	25,219	100,000	44,723	44,723	100,000
62	17	40,699	15,340	15,340	100,000	27,464	27,464	100,000	51,120	51,120	100,000
63	18	44,309	15,972	15,972	100,000	29,797	29,797	100,000	58,284	58,284	100,000
64	19	48,099	16,558	16,558	100,000	32,228	32,228	100,000	66,319	66,319	100,000
65	20	52,079	17,086	17,086	100,000	34,757	34,757	100,000	75,341	75,341	100,000
66	21	56,258	17,671	17,671	100,000	37,484	37,484	100,000	85,515	85,515	101,763
67	22	60,646	18,200	18,200	100,000	40,330	40,330	100,000	96,889	96,889	114,329
68	23	65,253	18,673	18,673	100,000	43,306	43,306	100,000	109,573	109,573	128,200
69	24	70,091	19,080	19,080	100,000	46,416	46,416	100,000	123,715	123,715	143,510
70	25	75,170	19,420	19,420	100,000	49,675	49,675	100,000	139,487	139,487	160,410
71	26	80,504	19,678	19,678	100,000	53,351	53,351	100,000	157,071	157,071	177,490
72	27	86,104	19,851	19,851	100,000	57,232	57,232	100,000	176,700	176,700	196,137
73	28	91,984	19,914	19,914	100,000	61,327	61,327	100,000	198,617	198,617	216,492
74	29	98,158	19,862	19,862	100,000	65,661	65,661	100,000	223,101	223,101	238,718
75	30	104,641	19,659	19,659	100,000	70,252	70,252	100,000	250,464	250,464	262,987
76	31	111,448	19,294	19,294	100,000	75,131	75,131	100,000	281,071	281,071	295,125
77	32	118,596	18,739	18,739	100,000	80,337	80,337	100,000	315,203	315,203	330,963
78	33	126,100	17,959	17,959	100,000	85,914	85,914	100,000	353,254	353,254	370,917
79	34	133,980	16,893	16,893	100,000	91,915	91,915	100,000	395,657	395,657	415,440
80	35	142,254	15,517	15,517	100,000	98,399	98,399	103,319	442,901	442,901	465,046
81	36	150,942	13,781	13,781	100,000	105,239	105,239	110,501	495,518	495,518	520,294
82	37	160,064	11,626	11,626	100,000	112,435	112,435	118,057	556,856	556,856	584,699
83	38	169,643	8,989	8,989	100,000	120,001	120,001	126,001	625,467	625,467	656,741
84	39	179,700	5,744	5,744	100,000	127,949	127,949	134,346	702,167	702,167	737,275
85	40	190,260	1,834	1,834	100,000	136,295	136,295	143,110	787,888	787,888	827,283
86	41	201,348	0	0	0	145,054	145,054	152,307	883,651	883,651	927,833
87	42	212,990	0	0	0	154,241	154,241	161,953	990,576	990,576	1,040,105
88	43	225,215	0	0	0	163,868	163,868	172,061	1,109,906	1,109,906	1,165,401
89	44	238,050	0	0	0	173,950	173,950	182,647	1,243,013	1,243,013	1,305,163
90	45	251,528	0	0	0	184,500	184,500	193,725	1,391,407	1,391,407	1,460,977
91	46	265,679	0	0	0	195,531	195,531	203,353	1,556,753	1,556,753	1,619,023
92	47	280,538	0	0	0	207,276	207,276	213,494	1,742,724	1,742,724	1,795,005
93	48	296,140	0	0	0	219,821	219,821	224,217	1,952,326	1,952,326	1,991,372
94	49	312,522	0	0	0	233,270	233,270	235,602	2,189,109	2,189,109	2,211,000
95	50	329,723	0	0	0	247,743	247,743	247,743	2,457,283	2,457,283	2,457,283
96	51	347,784	0	0	0	263,261	263,261	263,261	2,760,577	2,760,577	2,760,577
97	52	366,748	0	0	0	279,663	279,663	279,663	3,101,120	3,101,120	3,101,120
98	53	386,661	0	0	0	297,000	297,000	297,000	3,483,487	3,483,487	3,483,487
99	54	407,569	0	0	0	315,323	315,323	315,323	3,912,816	3,912,816	3,912,816
100	55	429,522	0	0	0	334,691	334,691	334,691	4,394,874	4,394,874	4,394,874

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charge, current cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and no mortality and expense risk charge in Policy Years 11 and thereafter.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	1,013	0	100,000	1,086	0	100,000	1,158	0	100,000
47	2	3,229	1,993	0	100,000	2,201	0	100,000	2,418	18	100,000
48	3	4,965	2,938	563	100,000	3,345	970	100,000	3,787	1,412	100,000
49	4	6,788	3,847	1,497	100,000	4,518	2,168	100,000	5,278	2,928	100,000
50	5	8,703	4,720	2,420	100,000	5,722	3,422	100,000	6,901	4,601	100,000
51	6	10,713	5,554	3,279	100,000	6,953	4,678	100,000	8,668	6,393	100,000
52	7	12,824	6,349	4,099	100,000	8,213	5,963	100,000	10,595	8,345	100,000
53	8	15,040	7,102	5,322	100,000	9,500	7,720	100,000	12,694	10,914	100,000
54	9	17,367	7,808	6,708	100,000	10,810	9,710	100,000	14,981	13,881	100,000
55	10	19,810	8,468	7,823	100,000	12,146	11,501	100,000	17,478	16,833	100,000
56	11	22,376	9,079	9,079	100,000	13,505	13,505	100,000	20,205	20,205	100,000
57	12	25,069	9,643	9,643	100,000	14,891	14,891	100,000	23,192	23,192	100,000
58	13	27,898	10,160	10,160	100,000	16,306	16,306	100,000	26,467	26,467	100,000
59	14	30,868	10,633	10,633	100,000	17,754	17,754	100,000	30,068	30,068	100,000
60	15	33,986	11,060	11,060	100,000	19,235	19,235	100,000	34,033	34,033	100,000
61	16	37,261	11,435	11,435	100,000	20,747	20,747	100,000	38,398	38,398	100,000
62	17	40,699	11,750	11,750	100,000	22,284	22,284	100,000	43,209	43,209	100,000
63	18	44,309	11,992	11,992	100,000	23,837	23,837	100,000	48,512	48,512	100,000
64	19	48,099	12,142	12,142	100,000	25,393	25,393	100,000	54,360	54,360	100,000
65	20	52,079	12,186	12,186	100,000	26,941	26,941	100,000	60,821	60,821	100,000
66	21	56,258	12,115	12,115	100,000	28,478	28,478	100,000	67,978	67,978	100,000
67	22	60,646	11,921	11,921	100,000	29,999	29,999	100,000	75,929	75,929	100,000
68	23	65,253	11,602	11,602	100,000	31,507	31,507	100,000	84,793	84,793	100,000
69	24	70,091	11,156	11,156	100,000	33,005	33,005	100,000	94,606	94,606	109,742
70	25	75,170	10,573	10,573	100,000	34,489	34,489	100,000	105,378	105,378	121,185
71	26	80,504	9,830	9,830	100,000	35,948	35,948	100,000	117,202	117,202	132,439
72	27	86,104	8,891	8,891	100,000	37,364	37,364	100,000	130,209	130,209	144,532
73	28	91,984	7,705	7,705	100,000	38,706	38,706	100,000	144,523	144,523	157,530
74	29	98,158	6,210	6,210	100,000	39,942	39,942	100,000	160,288	160,288	171,508
75	30	104,641	4,338	4,338	100,000	41,036	41,036	100,000	177,672	177,672	186,555
76	31	111,448	2,019	2,019	100,000	41,957	41,957	100,000	196,872	196,872	206,716
77	32	118,596	0	0	0	42,673	42,673	100,000	217,941	217,941	228,838
78	33	126,100	0	0	0	43,153	43,153	100,000	241,050	241,050	253,102
79	34	133,980	0	0	0	43,360	43,360	100,000	266,386	266,386	279,705
80	35	142,254	0	0	0	43,239	43,239	100,000	294,149	294,149	308,856
81	36	150,942	0	0	0	42,708	42,708	100,000	324,551	324,551	340,778
82	37	160,064	0	0	0	41,657	41,657	100,000	357,815	357,815	375,705
83	38	169,643	0	0	0	39,929	39,929	100,000	394,173	394,173	413,882
84	39	179,700	0	0	0	37,314	37,314	100,000	433,869	433,869	455,563
85	40	190,260	0	0	0	33,553	33,553	100,000	477,160	477,160	501,018
86	41	201,348	0	0	0	28,292	28,292	100,000	524,318	524,318	550,533
87	42	212,990	0	0	0	21,061	21,061	100,000	575,629	575,629	604,411
88	43	225,215	0	0	0	11,194	11,194	100,000	631,394	631,394	662,964
89	44	238,050	0	0	0	1,166	1,166	100,000	691,926	691,926	726,523
90	45	251,528	0	0	0	0	0	0	757,544	757,544	795,422
91	46	265,679	0	0	0	0	0	0	828,574	828,574	861,717
92	47	280,538	0	0	0	0	0	0	907,253	907,253	934,471
93	48	296,140	0	0	0	0	0	0	994,821	994,821	1,014,717
94	49	312,522	0	0	0	0	0	0	1,092,805	1,092,805	1,103,733
95	50	329,723	0	0	0	0	0	0	1,203,141	1,203,141	1,203,141
96	51	347,784	0	0	0	0	0	0	1,327,012	1,327,012	1,327,012
97	52	366,748	0	0	0	0	0	0	1,463,485	1,463,485	1,463,485
98	53	386,661	0	0	0	0	0	0	1,613,843	1,613,843	1,613,843
99	54	407,569	0	0	0	0	0	0	1,779,497	1,779,497	1,779,497
100	55	429,522	0	0	0	0	0	0	1,962,005	1,962,005	1,962,005

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charge, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

$3,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,150	2,411	0	102,411	2,567	142	102,567	2,724	299	102,724
47	2	6,458	4,760	2,360	104,760	5,223	2,823	105,223	5,705	3,305	105,705
48	3	9,930	7,047	4,672	107,047	7,968	5,593	107,968	8,965	6,590	108,965
49	4	13,577	9,271	6,921	109,271	10,805	8,455	110,805	12,532	10,182	112,532
50	5	17,406	11,432	9,132	111,432	13,736	11,436	113,736	16,436	14,136	116,436
51	6	21,426	13,528	11,253	113,528	16,761	14,486	116,761	20,706	18,431	120,706
52	7	25,647	15,812	13,562	115,812	20,148	17,898	120,148	25,651	23,401	125,651
53	8	30,080	18,034	16,254	118,034	23,652	21,872	123,652	31,073	29,293	131,073
54	9	34,734	20,193	19,093	120,193	27,280	26,180	127,280	37,021	35,921	137,021
55	10	39,620	22,288	21,643	122,288	31,033	30,388	131,033	43,545	42,900	143,545
56	11	44,751	24,538	24,538	124,538	35,230	35,230	135,230	51,416	51,416	151,416
57	12	50,139	26,735	26,735	126,735	39,610	39,610	139,610	60,174	60,174	160,174
58	13	55,796	28,875	28,875	128,875	44,175	44,175	144,175	69,918	69,918	169,918
59	14	61,736	30,937	30,937	130,937	48,915	48,915	148,915	80,739	80,739	180,739
60	15	67,972	32,937	32,937	132,937	54,123	54,123	154,123	92,782	92,782	192,782
61	16	74,521	34,839	34,839	134,839	59,542	59,542	159,542	106,149	106,149	206,149
62	17	81,397	36,671	36,671	136,671	65,214	65,214	165,214	121,025	121,025	221,025
63	18	88,617	38,429	38,429	138,429	71,148	71,148	171,148	137,584	137,584	237,584
64	19	96,198	40,118	40,118	140,118	77,364	77,364	177,364	156,026	156,026	256,026
65	20	104,158	41,724	41,724	141,724	83,862	83,862	183,862	176,556	176,556	276,556
66	21	112,516	43,387	43,387	143,387	90,803	90,803	190,803	199,569	199,569	299,569
67	22	121,291	44,967	44,967	144,967	98,068	98,068	198,068	225,206	225,206	325,206
68	23	130,506	46,466	46,466	146,466	105,676	105,676	205,676	253,778	253,778	353,778
69	24	140,181	47,869	47,869	147,869	113,632	113,632	213,632	285,610	285,610	385,610
70	25	150,340	49,179	49,179	149,179	121,955	121,955	221,955	321,086	321,086	421,086
71	26	161,007	50,624	50,624	150,624	130,643	130,643	230,643	360,611	360,611	460,611
72	27	172,208	51,958	51,958	151,958	139,715	139,715	239,715	404,656	404,656	504,656
73	28	183,968	53,147	53,147	153,147	149,160	149,160	249,160	453,717	453,717	553,717
74	29	196,317	54,187	54,187	154,187	158,993	158,993	258,993	510,906	510,906	610,906
75	30	209,282	55,035	55,035	155,035	169,190	169,190	269,190	574,915	574,915	674,915
76	31	222,896	55,678	55,678	155,678	179,761	179,761	279,761	646,571	646,571	746,571
77	32	237,191	56,089	56,089	156,089	190,696	190,696	290,696	726,781	726,781	826,781
78	33	252,201	56,230	56,230	156,230	201,976	201,976	301,976	816,555	816,555	916,555
79	34	267,961	56,037	56,037	156,037	213,556	213,556	313,556	917,000	917,000	1,017,000
80	35	284,509	55,499	55,499	155,499	225,436	225,436	325,436	1,029,409	1,029,409	1,129,409
81	36	301,884	54,577	54,577	154,577	237,596	237,596	337,596	1,155,212	1,155,212	1,255,212
82	37	320,129	53,233	53,233	153,233	250,010	250,010	350,010	1,296,011	1,296,011	1,396,011
83	38	339,285	51,431	51,431	151,431	262,653	262,653	362,653	1,453,607	1,453,607	1,553,607
84	39	359,399	48,839	48,839	148,839	275,447	275,447	375,447	1,629,970	1,629,970	1,729,970
85	40	380,519	45,727	45,727	145,727	288,407	288,407	388,407	1,827,410	1,827,410	1,927,410
86	41	402,695	42,058	42,058	142,058	301,501	301,501	401,501	2,048,470	2,048,470	2,150,893
87	42	425,980	37,785	37,785	137,785	314,682	314,682	414,682	2,295,467	2,295,467	2,410,241
88	43	450,429	32,871	32,871	132,871	327,912	327,912	427,912	2,571,001	2,571,001	2,699,551
89	44	476,100	27,280	27,280	127,280	341,151	341,151	441,151	2,878,200	2,878,200	3,022,110
90	45	503,055	20,975	20,975	120,975	354,355	354,355	454,355	3,220,506	3,220,506	3,381,531
91	46	531,358	13,922	13,922	113,922	367,481	367,481	467,481	3,601,705	3,601,705	3,745,774
92	47	561,076	6,103	6,103	106,103	380,499	380,499	480,499	4,030,218	4,030,218	4,151,125
93	48	592,280	0	0	0	393,362	393,362	493,362	4,512,902	4,512,902	4,612,902
94	49	625,044	0	0	0	406,022	406,022	506,022	5,057,146	5,057,146	5,157,146
95	50	659,446	0	0	0	418,426	418,426	518,426	5,667,219	5,667,219	5,767,219
96	51	695,569	0	0	0	430,519	430,519	530,519	6,351,167	6,351,167	6,451,167
97	52	733,497	0	0	0	442,243	442,243	542,243	7,118,019	7,118,019	7,218,019
98	53	773,322	0	0	0	453,534	453,534	553,534	7,977,914	7,977,914	8,077,914
99	54	815,138	0	0	0	464,329	464,329	564,329	8,942,237	8,942,237	9,042,237
100	55	859,045	0	0	0	474,557	474,557	574,557	10,023,771	10,023,771	10,123,771

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charge, current cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and no mortality and expense risk charge in Policy Years 11 and thereafter.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

$3,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,150	2,410	0	102,410	2,567	142	102,567	2,724	299	102,724
47	2	6,458	4,759	2,359	104,759	5,222	2,822	105,222	5,704	3,304	105,704
48	3	9,930	7,046	4,671	107,046	7,967	5,592	107,967	8,965	6,590	108,965
49	4	13,577	9,270	6,920	109,270	10,804	8,454	110,804	12,531	10,181	112,531
50	5	17,406	11,431	9,131	111,431	13,735	11,435	113,735	16,435	14,135	116,435
51	6	21,426	13,526	11,251	113,526	16,760	14,485	116,760	20,705	18,430	120,705
52	7	25,647	15,555	13,305	115,555	19,882	17,632	119,882	25,376	23,126	125,376
53	8	30,080	17,514	15,734	117,514	23,099	21,319	123,099	30,486	28,706	130,486
54	9	34,734	19,399	18,299	119,399	26,411	25,311	126,411	36,073	34,973	136,073
55	10	39,620	21,210	20,565	121,210	29,820	29,175	129,820	42,184	41,539	142,184
56	11	44,751	22,945	22,945	122,945	33,327	33,327	133,327	48,869	48,869	148,869
57	12	50,139	24,605	24,605	124,605	36,936	36,936	136,936	56,186	56,186	156,186
58	13	55,796	26,191	26,191	126,191	40,650	40,650	140,650	64,199	64,199	164,199
59	14	61,736	27,706	27,706	127,706	44,476	44,476	144,476	72,981	72,981	172,981
60	15	67,972	29,148	29,148	129,148	48,416	48,416	148,416	82,607	82,607	182,607
61	16	74,521	30,511	30,511	130,511	52,466	52,466	152,466	93,154	93,154	193,154
62	17	81,397	31,787	31,787	131,787	56,621	56,621	156,621	104,706	104,706	204,706
63	18	88,617	32,959	32,959	132,959	60,867	60,867	160,867	117,347	117,347	217,347
64	19	96,198	34,010	34,010	134,010	65,189	65,189	165,189	131,165	131,165	231,165
65	20	104,158	34,921	34,921	134,921	69,568	69,568	169,568	146,260	146,260	246,260
66	21	112,516	35,686	35,686	135,686	73,997	73,997	173,997	162,752	162,752	262,752
67	22	121,291	36,298	36,298	136,298	78,468	78,468	178,468	180,772	180,772	280,772
68	23	130,506	36,756	36,756	136,756	82,981	82,981	182,981	200,474	200,474	300,474
69	24	140,181	37,062	37,062	137,062	87,536	87,536	187,536	222,027	222,027	322,027
70	25	150,340	37,210	37,210	137,210	92,126	92,126	192,126	245,609	245,609	345,609
71	26	161,007	37,178	37,178	137,178	96,726	96,726	196,726	271,402	271,402	371,402
72	27	172,208	36,934	36,934	136,934	101,301	101,301	201,301	299,593	299,593	399,593
73	28	183,968	36,431	36,431	136,431	105,799	105,799	205,799	330,371	330,371	430,371
74	29	196,317	35,616	35,616	135,616	110,155	110,155	210,155	363,940	363,940	463,940
75	30	209,282	34,438	34,438	134,438	114,306	114,306	214,306	400,523	400,523	500,523
76	31	222,896	32,852	32,852	132,852	118,191	118,191	218,191	440,372	440,372	540,372
77	32	237,191	30,824	30,824	130,824	121,756	121,756	221,756	483,775	483,775	583,775
78	33	252,201	28,327	28,327	128,327	124,950	124,950	224,950	531,058	531,058	631,058
79	34	267,961	25,332	25,332	125,332	127,722	127,722	227,722	582,575	582,575	682,575
80	35	284,509	21,798	21,798	121,798	130,001	130,001	230,001	638,706	638,706	738,706
81	36	301,884	17,659	17,659	117,659	131,689	131,689	231,689	699,838	699,838	799,838
82	37	320,129	12,828	12,828	112,828	132,660	132,660	232,660	766,377	766,377	866,377
83	38	339,285	7,196	7,196	107,196	132,760	132,760	232,760	838,745	838,745	938,745
84	39	359,399	640	640	100,640	131,811	131,811	231,811	917,390	917,390	1,017,390
85	40	380,519	0	0	0	129,654	129,654	229,654	1,002,831	1,002,831	1,102,831
86	41	402,695	0	0	0	126,122	126,122	226,122	1,095,642	1,095,642	1,195,642
87	42	425,980	0	0	0	121,066	121,066	221,066	1,196,478	1,196,478	1,296,478
88	43	450,429	0	0	0	114,322	114,322	214,322	1,306,053	1,306,053	1,406,053
89	44	476,100	0	0	0	105,734	105,734	205,734	1,425,169	1,425,169	1,525,169
90	45	503,055	0	0	0	95,115	95,115	195,115	1,554,683	1,554,683	1,654,683
91	46	531,358	0	0	0	82,272	82,272	182,272	1,695,544	1,695,544	1,795,544
92	47	561,076	0	0	0	66,967	66,967	166,967	1,848,757	1,848,757	1,948,757
93	48	592,280	0	0	0	48,895	48,895	148,895	2,015,374	2,015,374	2,115,374
94	49	625,044	0	0	0	27,638	27,638	127,638	2,196,444	2,196,444	2,296,444
95	50	659,446	0	0	0	2,505	2,505	102,505	2,392,867	2,392,867	2,492,867
96	51	695,569	0	0	0	0	0	0	2,605,068	2,605,068	2,705,068
97	52	733,497	0	0	0	0	0	0	2,832,344	2,832,344	2,932,344
98	53	773,322	0	0	0	0	0	0	3,071,525	3,071,525	3,171,525
99	54	815,138	0	0	0	0	0	0	3,314,089	3,314,089	3,414,089
100	55	859,045	0	0	0	0	0	0	3,549,126	3,549,126	3,649,126

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charge, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all policy years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.90% of such amount during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium payment is made at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

        Incontestability.    Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

        Suicide Exclusion.    If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

        Misstatement of Age or Sex.    If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

        Other Changes.    At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

        Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

        If mandated under applicable law, Protective may be required to block your account and thereby refuse any request for transfer, surrender, loan or death proceeds unless we receive instructions from the appropriate regulator.

Reports to Policy Owners

        Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company

Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

        The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

        The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

        The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

        Lapse Protection Extension Rider    Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums are met. (See "Premiums—Lapse Protection Extension Rider.")

        Children's Term Life Insurance Rider.    Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

        Accidental Death Benefit Rider.    Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.

        Disability Benefit Rider.    Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

        Guaranteed Insurability Rider.    Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. (See "Changing the Face Amount".)

        Protected Insurability Benefit Rider.    Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

        Flexible Coverage Rider (FCR).    Provides an additional benefit payable on the death of the covered Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value for this benefit.

        Term Rider for Covered Insured (CIR).    Provides an additional death benefit payable on the death of an insured other than the Insured of a Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value for this benefit.

        Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

        Terminal Illness Accelerated Death Benefit Endorsement.    Provides an accelerated death benefit for terminal illness in Policies issued on or after January 3, 2000. The endorsement provides for an accelerated death benefit payment to the owner if the insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit will be based on a portion of the current Face Amount and will be subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment will be established against the policy and will accumulate interest. When an accelerated death benefit is paid, an amount equal to the benefit payment is transferred out of the Sub-Accounts and the Fixed Account to a lien account within the Loan Account established for the Policy. Like the Fixed Account, this lien account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. The collateral for the lien is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date the accelerated death benefit is paid. On each Policy Anniversary, an amount of Policy Value equal to any interest due on the lien will be transferred to the lien account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value on such Policy Anniversary. The primary impact of the lien and any accumulated interest will be a reduction of the amount of the death benefit by the amount of the lien plus accumulated interest. The lien will also reduce the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

        Cash Value Accumulation Test Endorsement.    Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test applicable without the endorsement.

        Policy Loan Endorsement.    Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

Reinsurance

        The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

        Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

        As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

        Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

        In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

        The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

        Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Life Insurance Policies

        Tax Status of the Policy.    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

        Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

        Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

        If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

        Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

        Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals.

        In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies Which Are Not MECs

        Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Policy Years.    As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy

Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

        Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

        Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies Which Are MECs

        Characterization of a Policy as a MEC.    In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

        Penalty Tax.    Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues.  —  The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Actions to Ensure Compliance with the Tax Law.  —  Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations.  —  Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

        Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

        Investment Distributors, Inc. ("IDI"), a Tennessee corporation established in 1993, a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses. Additionally, IDI receives the 12b-1 fees assessed against shares of certain Funds attributable to the Policies. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Policies on IDI's behalf. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 115% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

        Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (1) directors, officers or employees of Protective Life or any of its affiliates, (2) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

Corporate Purchasers

        The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.

Protective Life Directors and Executive Officers

        The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers. The address for each of these individuals is c/o Protective Life Insurance Company 2801 Highway 280 South, Birmingham, Alabama 35223.

Name	Age	Position with Protective Life
John D. Johns	50	Chairman of the Board and Director
Allen W. Ritchie	44	Executive Vice President, Chief Financial Officer and Director
R. Stephen Briggs	51	Executive Vice President, Individual Life and Director
Jim E. Massengale	60	Executive Vice President, Acquisitions and Director
Richard J. Bielen	41	Senior Vice President, Chief Investment Officer, Treasurer and
		Director
J. William Hamer, Jr.	57	Director
Thomas Davis Keyes	49	Director
Carolyn King	51	Senior Vice President, Investment Products and Director
Deborah J. Long	48	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	48	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	48	Senior Vice President and Chief Actuary and Director
Carl S. Thigpen	45	Senior Vice President, Chief Mortgage & Real Estate Officer
Judy Wilson	44	Senior Vice President, Stable Value Products
Jerry W. DeFoor	49	Vice President and Controller, and Chief Accounting Officer

        Mr. Johns has been President and Chief Executive Officer of PLC since December 2001 and President and Chairman of the Board of Protective Life since December 2001. He was President and Chief Operating Officer of PLC from August 1996 to December 2001. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

        Mr. Ritchie has been Executive Vice President and Chief Financial Officer of PLC since August 2001 and Executive Vice President, Chief Financial Officer and a Director of Protective Life since November 2001. From July 1998 until 2000, Mr. Ritchie was President, Chief Executive Officer and Director of Per-Se Technologies, Inc. From April 1998 until July 1998, he served as Chief Operating Officer of Per-Se. From January 1998 until April 1998, Mr. Ritchie served as Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. From 1996 to 1997, Mr. Ritchie was President of AGCO Corporation.

        Mr. Briggs has been Executive Vice President, Individual Life of PLC and Protective Life since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

        Mr. Massengale has been Executive Vice President, Acquisitions of PLC and Protective Life since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidiaries since 1983.

        Mr. Bielen has been Senior Vice President, Chief Investment Officer and Treasurer of PLC and Protective Life since January 2002. From August 1996 to January 2002 he was Senior Vice President, Investments of PLC and Protective Life. He is a director of Protective Investment Company.

        Mr. Hamer has been Senior Vice President and Chief Human Resources Officer of PLC since May 2001, and a Director of Protective Life since June 2001. Mr. Hamer served as Vice President, Human Resources of PLC from May 1982 to May 2001. Mr. Hamer has been employed by PLC and its subsidiaries since May 1982.

        Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999, and a Director of Protective Life since May 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries since 1982.

        Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective Life since April 1995. She is a director of Protective Investment Company.

        Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective Life since September 1996. Ms. Long has been employed by PLC and its subsidiaries since 1993.

        Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

        Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since September 1978.

        Mr. Thigpen has been Senior Vice President, Chief Mortgage and Real Estate Officer of PLC and Protective Life since January 2002. From March 2001 to January 2002, he was Senior Vice President, Investments of PLC and Protective Life. From May 1996 to March 2001, he was Vice President, Investments for PLC and Protective Life. Mr. Thigpen has been employed by PLC and its subsidiaries since 1992.

        Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

        Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

        Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

        Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

        A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

Independent Accountants

        The audited statement of assets and liabilites of the Protective Variable Life Separate Account as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001 and included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

        The consolidated balance sheets of Protective Life as of December 31, 2001, and 2000 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and the related financial statement schedules included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

Experts

        Actuarial matters included in this prospectus have been examined by Stephen Peeples, F.S.A., M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

        Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

        Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

        The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001 as well as the Report of Independent Accountants are contained herein.

        The audited consolidated balance sheets for Protective Life as of December 31, 2001, and 2000 and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Report of Independent Accountants are contained herein.

        All other schedules to the financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

        In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, Van Kampen Asset Allocation, Fidelity Index 500, Fidelity Growth and Fidelity ContraFund sub-accounts, at December 31, 2001 and 2000, and the results of its operations and changes in net assets for the three years ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 and 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

April 2, 2002

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,369	$3,866	$1,373	$2,750	$6,549	$8,181	$122
Receivable from Protective Life Insurance Company	0	0	3	0	0	0	0

Total assets-	3,369	3,866	1,376	2,750	6,549	8,181	122

Liabilities
Payable to Protective Life Insurance Company	5	32	0	15	5	0	0

Net assets-	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181	$122

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$825	$4,049	$5,032	$3,490	$2,220	$1,557	$749
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	825	4,049	5,032	3,490	2,220	1,557	749

Liabilities
Payable to Protective Life Insurance Company	0	14	3	4	0	12	1

Net assets-	$825	$4,035	$5,029	$3,486	$2,220	$1,545	$748

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$1,264	$3,313	$6,491	$4,548	$3,037	$1,748	$2,572
Receivable from Protective Life Insurance Company	0	0	5	0	0	3	18

Total assets-	1,264	3,313	6,496	4,548	3,037	1,751	2,590

Liabilities
Payable to Protective Life Insurance Company	0	17	0	7	18	0	0

Net assets-	$1,264	$3,296	$6,496	$4,541	$3,019	$1,751	$2,590

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$509	$3	$25	$2,357	$1,397	$2,740	$2,354
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	509	3	25	2,357	1,397	2,740	2,354

Liabilities
Payable to Protective Life Insurance Company	0	0	0	5	0	0	2

Net assets-	$509	$3	$25	$2,352	$1,397	$2,740	$2,352

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Assets
Investment in sub-accounts at market value	$108	$91	$446	$133	$98	$77,366
Receivable from Protective Life Insurance Company	0	0	0	0	0	29

Total assets-	108	91	446	133	98	77,395

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	140

Net assets-	$108	$91	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,013	$4,463	$1,377	$1,905	$6,140	$8,645	$152
Receivable from Protective Life Insurance Company	0	6	3	0	0	21	0

Total assets-	3,013	4,469	1,380	1,905	6,140	8,666	152

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	3	0	0

Net assets-	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$590	$4,985	$5,345	$3,085	$1,372	$1,105	$682
Receivable from Protective Life Insurance Company	0	0	5	1	0	2	0

Total assets-	590	4,985	5,350	3,086	1,372	1,107	682

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	4

Net assets-	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$433	$3,851	$5,719	$3,550	$1,234	$1,017	$1,812
Receivable from Protective Life Insurance Company	0	4	13	1	0	3	4

Total assets-	433	3,855	5,732	3,551	1,234	1,020	1,816

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	16	0	0

Net assets-	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$232	$10	$32	$1,103	$642	$476	$580
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	232	10	32	1,103	642	476	580

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0

Net assets-	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Assets
Investment in sub-accounts at market value	$53	$21	$63,624
Receivable from Protective Life Insurance Company	0	0	63

Total assets	53	21	63,687

Liabilities
Payable to Protective Life Insurance Company	0	0	24

Net assets	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$18	$28	$104	$22	$56	$26	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(11)	(9)	8	(3)	(6)	(29)	(3)

Capital gain distribution	0	576	0	0	850	902	2

Net realized gain (loss) on investments	(11)	567	8	(3)	844	873	(1)
Net unrealized appreciation (depreciation) on investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)	13

Net realized and unrealized gain (loss) on investments	(330)	(1,096)	(44)	420	(766)	(1,348)	12

Net increase (decrease) in net assets resulting from operations-	$(312)	$(1,068)	$60	$442	$(710)	$(1,322)	$12

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$31	$0	$1	$15	$31	$0	$27

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	(30)	(5)	(3)	7	(13)	(10)
Capital gain distribution	15	264	638	76	46	44	71

Net realized gain (loss) on investments	14	234	633	73	53	31	61
Net unrealized appreciation (depreciation) on investments during the period	(97)	(2,040)	(1,841)	(622)	(61)	(94)	(319)

Net realized and unrealized gain (loss) on investments	(83)	(1,806)	(1,208)	(549)	(8)	(63)	(258)

Net increase (decrease) in net assets resulting from operations-	$(52)	$(1,806)	$(1,207)	$(534)	$23	$(63)	$(231)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$1	$33	$36	$20	$75	$36	$15

Net realized and unrealized gains (losses) on investments
Netrealized gain(loss) from redemption of investment shares	(4)	(10)	(12)	(1)	0	0	(21)
Capital gain distribution	8	513	542	0	0	39	272

Net realized gain (loss) on investments	4	503	530	(1)	0	39	251
Net unrealized appreciation (depreciation) on investments during the period	(204)	(1,896)	(1,376)	(418)	0	(7)	(542)

Net realized and unrealized gain (loss) on investments	(200)	(1,393)	(846)	(419)	0	32	(291)

Net increase (decrease) in net assets resulting from operations-	$(199)	$(1,360)	$(810)	$(399)	$75	$68	$(276)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$26	$0	$1	$2	$1	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	1	0	(17)	(1)	(1)	5
Capital gain distribution	0	0	0	0	51	4	5

Net realized gain (loss) on investments	1	1	0	(17)	50	3	10
Net unrealized appreciation (depreciation) on investments during the period	(24)	(1)	0	(627)	(198)	(44)	(44)

Net realized and unrealized gain (loss) on investments	(23)	0	0	(644)	(148)	(41)	(34)

Net increase (decrease) in net assets resulting from operations	$3	$0	$1	$(642)	$(147)	$(41)	$(34)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Investment income
Dividends	$1	$1	$0	$0	$0	$607

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	(168)
Capital gain distribution	0	0	0	0	0	4,918

Net realized gain (loss) on investments	0	0	0	0	0	4,750
Net unrealized appreciation (depreciation) on investments during the period	(1)	(1)	(9)	(9)	(2)	(15,906)

Net realized and unrealized gain (loss) on investments	(1)	(1)	(9)	(9)	(2)	(11,156)

Net increase (decrease) in net assets resulting from operations	$0	$0	$(9)	$(9)	$(2)	$(10,549)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$55	$61	$89	$9	$25	$8	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(4)	0	1	(3)	(4)	(1)
Capital gain distribution	66	619	0	0	693	596	6

Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) on investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net realized and unrealized gain (loss) on investments	(234)	(740)	12	430	(649)	(634)	0

Net increase (decrease) in net assets resulting from operations-	$(179)	$(679)	$101	$439	$(624)	$(626)	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$2	$11	$23	$0	$3

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(6)	2	3	0	0	1
Capital gain distribution	17	255	298	20	22	8	25

Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) on investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net realized and unrealized gain (loss) on investments	(26)	(1,189)	(318)	6	160	(55)	18

Net increase (decrease) in net assets resulting from operations-	$(16)	$(1,189)	$(316)	$17	$183	$(55)	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$5	$10	$76	$52	$2

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	1	0	0	0
Capital gain distribution	0	124	260	132	0	0	88

Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) on investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net realized and unrealized gain (loss) on investments	(34)	(848)	(186)	(308)	0	(30)	(20)

Net increase (decrease) in net assets resulting from operations-	$(34)	$(848)	$(181)	$(298)	$76	$22	$(18)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$6	$0	$0	$0	$0	$3	$5

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	2	0	0	1
Capital gain distribution	0	0	0	0	0	3	26

Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) on investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net realized and unrealized gain (loss) on investments	(13)	1	2	(237)	(87)	50	24

Net increase (decrease) in net assets resulting from operations-	$(7)	$1	$2	$(237)	$(87)	$53	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Investment income
Dividends	$0	$0	$455

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(9)
Capital gain distribution	0	0	3,258

Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) on investments during the period	5	0	(8,149)

Net realized and unrealized gain (loss) on investments	5	0	(4,900)

Net increase (decrease) in net assets resulting from operations-	$5	$0	$(4,445)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations-	$133	$763	$(4)	$(7)	$620	$1,240	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations-	$10	$1,335	$638	$105	$4	$46	$27

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0

Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations-	$850	$784	$217	$61	$15	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations-	$1	$0	$6,912

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$18	$28	$104	$22	$56	$26	$0
Net realized gain (loss) on investments	(11)	567	8	(3)	844	873	(1)
Net unrealized appreciation (depreciation) of investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)	13

Net increase (decrease) in net assets resulting from operations	(312)	(1,068)	60	442	(710)	(1,322)	12

From variable life policy transactions
Contract owners' net payments	521	848	164	412	1,174	1,441	3
Mortality and expense risk charges	(28)	(37)	(11)	(21)	(55)	(74)	(1)
Cost of insurance and administrative charges	(241)	(399)	(85)	(206)	(506)	(676)	(14)
Surrenders	(77)	(104)	(289)	(102)	(99)	(186)	(4)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(30)	(19)	(9)	(8)	(45)	(52)	0
Transfers (to) from other portfolios	518	144	166	314	648	384	(26)

Net increase (decrease) in net assets resulting from variable life policy transactions	663	433	(64)	389	1,117	837	(42)

Net increase (decrease) in net assets	351	(635)	(4)	831	407	(485)	(30)

Net assets, beginning of year	3,013	4,469	1,380	1,904	6,137	8,666	152

Net assets, end of year	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181	$122

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$31	$0	$1	$15	$31	$0	$27
Net realized gain (loss) on investments	14	234	633	73	53	31	61
Net unrealized appreciation (depreciation) of investments during the period	(97)	(2,040)	(1,841)	(622)	(61)	(94)	(319)

Net increase (decrease) in net assets resulting from operations	(52)	(1,806)	(1,207)	(534)	23	(63)	(231)

From variable life policy transactions
Contract owners' net payments	139	1,072	999	488	249	415	149
Mortality and expense risk charges	(7)	(37)	(44)	(28)	(15)	(12)	(7)
Cost of insurance and administrative charges	(61)	(432)	(430)	(241)	(123)	(159)	(64)
Surrenders	(1)	(79)	(122)	(64)	(9)	(21)	(25)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(1)	(35)	(46)	(16)	(12)	(9)	(1)
Transfers (to) from other portfolios	218	367	529	795	735	287	249

Net increase (decrease) in net assets resulting from variable life policy transactions	287	856	886	934	825	501	301

Net increase (decrease) in net assets	235	(950)	(321)	400	848	438	70
Net assets, beginning of year	590	4,985	5,350	3,086	1,372	1,107	678

Net assets, end of year	$825	$4,035	$5,029	$3,486	$2,220	$1,545	$748

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Investment income	$1	$33	$36	$20	$75	$36	$15
Net realized gain (loss) on investments	4	503	530	(1)	0	39	251
Net unrealized appreciation (depreciation) of investments during the period	(204)	(1,896)	(1,376)	(418)	0	(7)	(542)

Net increase (decrease) in net assets resulting from operations	(199)	(1,360)	(810)	(399)	75	68	(276)

From variable life policy transactions
Contract owners' net payments	241	880	1,201	596	713	154	561
Mortality and expense risk charges	(9)	(30)	(54)	(35)	(19)	(12)	(21)
Cost of insurance and administrative charges	(83)	(384)	(534)	(278)	(311)	(90)	(231)
Surrenders	(19)	(79)	(125)	(79)	(69)	(34)	(16)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(30)	(76)	(20)	(9)	(8)	(44)
Transfers (to) from other portfolios	900	444	1,162	1,205	1,421	653	801

Net increase (decrease) in net assets resulting from variable life policy transactions	1,030	801	1,574	1,389	1,726	663	1,050

Net increase (decrease) in net assets	831	(559)	764	990	1,801	731	774
Net assets, beginning of year	433	3,855	5,732	3,551	1,218	1,020	1,816

Net assets, end of year	$1,264	$3,296	$6,496	$4,541	$3,019	$1,751	$2,590

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Investment income	$26	$0	$1	$2	$1	$0	$0
Net realized gain (loss) on investments	1	1	0	(17)	50	3	10
Net unrealized appreciation (depreciation) of investments during the period	(24)	(1)	0	(627)	(198)	(44)	(44)

Net increase (decrease) in net assets resulting from operations	3	0	1	(642)	(147)	(41)	(34)

From variable life policy transactions
Contract owners' net payments	43	0	0	586	283	388	290
Mortality and expense risk charges	(3)	0	0	(17)	(9)	(15)	(12)
Cost of insurance and administrative charges	(21)	0	(2)	(215)	(94)	(147)	(115)
Surrenders	(29)	0	0	(7)	(16)	(25)	(32)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(3)	0	0	(12)	(2)	(2)	(28)
Transfers (to) from other portfolios	287	(7)	(6)	1,556	740	2,106	1,703

Net increase (decrease) in net assets resulting from variable life policy transactions	274	(7)	(8)	1,891	902	2,305	1,806

Net increase (decrease) in net assets	277	(7)	(7)	1,249	755	2,264	1,772
Net assets, beginning of year	232	10	32	1,103	642	476	580

Net assets, end of year	$509	$3	$25	$2,352	$1,397	$2,740	$2,352

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
From operations
Investment income	$1	$1	$0	$0	$0	$607
Net realized gain (loss) on investments	0	0	0	0	0	4,750
Net unrealized appreciation (depreciation) of investments during the period	(1)	(1)	(9)	(9)	(2)	(15,906)

Net increase (decrease) in net assets resulting from operations	0	0	(9)	(9)	(2)	(10,549)

From variable life policy transactions
Contract owners' net payments	14	6	34	4	11	14,079
Mortality and expense risk charges	(1)	(1)	(2)	(1)	0	(618)
Cost of insurance and administrative charges	(6)	(4)	(21)	(9)	(7)	(6,189)
Surrenders	0	0	0	0	0	(1,712)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	0	0	(517)
Transfers (to) from other portfolios	48	69	444	148	96	19,098

Net increase (decrease) in net assets resulting from variable life policy transactions	55	70	455	142	100	24,141

Net increase (decrease) in net assets	55	70	446	133	98	13,592
Net assets, beginning of year	53	21	0	0	0	63,663

Net assets, end of year	$108	$91	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$55	$61	$89	$9	$25	$8	$0
Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) of investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net increase (decrease) in net assets resulting from operations	(179)	(679)	101	439	(624)	(626)	0

From variable life policy transactions
Contract owners' net payments	602	820	134	398	894	1,425	25
Mortality and expense risk charges	(28)	(39)	(10)	(14)	(50)	(75)	(1)
Cost of insurance and administrative charges	(226)	(330)	(65)	(138)	(394)	(576)	(12)
Surrenders	(190)	(212)	(53)	(154)	(55)	(320)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(18)	(23)	2	(7)	(55)	(42)	0
Transfers (to) from other portfolios	136	1,554	501	255	2,034	2,162	101

Net increase (decrease) in net assets resulting from variable life policy transactions	276	1,770	509	340	2,374	2,574	113

Net increase (decrease) in net assets	97	1,091	610	779	1,750	1,948	113
Net assets, beginning of year	2,916	3,378	770	1,125	4,387	6,718	39

Net assets, end of year	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$10	$0	$2	$11	$23	$0	$3
Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) of investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net increase (decrease) in net assets resulting from operations	(16)	(1,189)	(316)	17	183	(55)	21

From variable life policy transactions
Contract owners' net payments	94	900	798	379	123	205	51
Mortality and expense risk charges	(4)	(44)	(46)	(24)	(10)	(6)	(4)
Cost of insurance and administrative charges	(40)	(393)	(354)	(174)	(71)	(70)	(21)
Surrenders	(2)	(73)	(87)	(45)	(7)	(21)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(15)	(55)	(28)	(36)	(4)	4	1
Transfers (to) from other portfolios	452	2,339	1,609	1,036	552	845	453

Net increase (decrease) in net assets resulting from variable life policy transactions	485	2,674	1,892	1,136	583	957	480

Net increase (decrease) in net assets	469	1,485	1,576	1,153	766	902	501
Net assets, beginning of year	121	3,500	3,774	1,933	606	205	177

Net assets, end of year	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Investment income	$0	$0	$5	$10	$76	$52	$2
Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) of investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net increase (decrease) in net assets resulting from operations	(34)	(848)	(181)	(298)	76	22	(18)

From variable life policy transactions
Contract owners' net payments	27	769	888	382	202	123	206
Mortality and expense risk charges	(1)	(36)	(43)	(28)	(10)	(7)	(9)
Cost of insurance and administrative charges	(4)	(319)	(362)	(179)	(67)	(59)	(90)
Surrenders	(2)	(87)	(57)	(57)	0	(23)	(6)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(14)	6	(19)	(13)	0	(4)
Transfers (to) from other portfolios	447	2,206	2,205	1,838	(1,366)	368	1,373

Net increase (decrease) in net assets resulting from variable life policy transactions	467	2,519	2,637	1,937	(1,254)	402	1,470

Net increase (decrease) in net assets	433	1,671	2,456	1,639	(1,178)	424	1,452
Net assets, beginning of year	0	2,184	3,276	1,912	2,396	596	364

Net assets, end of year	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Investment income	$6	$0	$0	$0	$0	$3	$5
Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) of investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net increase (decrease) in net assets resulting from operations	(7)	1	2	(237)	(87)	53	29

From variable life policy transactions
Contract owners' net payments	1	1	0	90	40	31	14
Mortality and expense risk charges	(1)	0	0	(3)	(1)	(1)	(1)
Cost of insurance and administrative charges	(4)	(1)	(2)	(33)	(9)	(7)	(8)
Surrenders	0	0	0	(3)	0	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(5)	(2)	(1)	(2)
Transfers (to) from other portfolios	179	(2)	31	1,294	701	403	548

Net increase (decrease) in net assets resulting from variable life policy transactions	175	(2)	29	1,340	729	423	551

Net increase (decrease) in net assets	168	(1)	31	1,103	642	476	580
Net assets, beginning of year	64	11	1	0	0	0	0

Net assets, end of year	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Asset	Van Kampen Asset Allocation	Total
From operations
Investment income	$0	$0	455
Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) of investments during the period	5	0	(8,149)

Net increase (decrease) in net assets resulting from operations	5	0	(4,445)

From variable life policy transactions
Contract owners' net payments	0	0	9,622
Mortality and expense risk charges	0	0	(496)
Cost of insurance and administrative charges	0	0	(4,008)
Surrenders	(2)	0	(1,458)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(330)
Transfers (to) from other portfolios	50	21	24,325

Net increase (decrease) in net assets resulting from variable life policy transactions	48	21	27,655

Net increase (decrease) in net assets	53	21	23,210
Net assets, beginning of year	0	0	40,453

Net assets, end of year	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$2	$8	$0	$0	$0	$0	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	133	763	(4)	(7)	620	1,240	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Mortality and expense risk charges	(22)	(19)	(5)	(9)	(25)	(39)	0
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers (to) from other portfolios	691	957	473	213	2,217	2,665	25

Net increase (decrease) in net assets resulting from variable life policy transactions	844	1,150	462	350	2,245	2,820	28

Net increase (decrease) in net assets	977	1,913	458	343	2,865	4,060	35
Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$3	$0	$4	$3	$5	$0	$0
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	10	1,335	638	105	4	46	27

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Mortality and expense risk charges	(1)	(14)	(21)	(11)	(3)	0	(1)
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers (to) from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase (decrease) in net assets resulting from variable life policy transactions	82	1,469	1,721	1,336	470	159	150

Net increase (decrease) in net assets	92	2,804	2,359	1,441	474	205	177
Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Investment income	$0	$4	$3	$60	$15	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	850	784	217	61	15	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Mortality and expense risk charges	(10)	(16)	(10)	(10)	(3)	0	0
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers (to) from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase (decrease) in net assets resulting from variable life policy transactions	736	1,481	1,336	2,032	439	298	63

Net increase (decrease) in net assets	1,586	2,265	1,553	2,093	454	364	64
Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Investment income	$0	$0	$107
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,912

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Mortality and expense risk charges	0	0	(219)
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers (to) from other portfolios	10	0	18,406

Net increase (decrease) in net assets resulting from variable life policy transactions	10	1	19,682
Net increase (decrease) in net assets	11	1	26,594
Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1.    ORGANIZATION

        The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-account. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. Protective Life invests contract owners' funds in exchange for shares in the independent funds. Protective Life then holds the shares for the contract owners.

        During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added April 1, 1999, with sales beginning on that date. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

        During the year ended December 31, 2000, the Separate Account added seven additional sub-accounts. These additional sub-accounts are the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation and were added May 1, 2000, with sales beginning on that date. Also, the Oppenheimer Growth and Income Fund changed its name to the Oppenheimer Main Street Growth and Income Fund.

        During the year ended December 31, 2001, the Separate Account added three additional sub-accounts. These additional sub-accounts are the Fidelity Index 500, Fidelity Growth, and Fidelity ContraFund and were added January 3, 2001 with sales beginning on that date. Also, the MFS Growth with Income Fund changed its name to the MFS Investors Trust Fund and the MFS Growth Fund changed its name to the MFS Investors Growth Stock Fund.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 5). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2001 and 2000 was approximately $3.4 million and $2.1 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation —  Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses —  Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

        Dividend Income and Capital Gain Distributions —  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company's financials.

        Mortality and Expense Risk —  Protective Life deducts a charge from the net assets of the Separate Account to compensate for the mortality risk assumed, in which the cost of insurance charges may be insufficient to meet actual death benefit claims, and to protect against the risk that fees charged in administering the contracts may not cover actual future expenses. These charges do not apply to the portion of the net assets that are allocated to the General Account. The charges range from .75% to .90% dependent upon the specific type and terms of the contract.

        Surrender Charges —  Protective Life may assess a surrender charge on some products against the net policy assets of a contract owner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contract owner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the term of the policy increases.

        Cost of Insurance Charges —  Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

        Use of Estimates —  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes —  The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

        Reclassifications —  Certain reclassifications have been made in the previously reported financial statements and the accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3.    INVESTMENTS

        At December 31, 2001 and 2000, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2001
	Shares	Cost	Market Value
PIC Growth and Income	280,150	$4,144	$3,369
PIC International Equity	427,269	6,083	3,866
PIC Global Income	134,751	1,425	1,373
PIC Small Cap Value	199,794	2,088	2,750
PIC CORE US Equity	399,129	8,717	6,549
PIC Capital Growth	472,424	9,976	8,181
Calvert Social Small Cap Growth	8,211	106	122
Calvert Social Balanced	469,291	968	825
MFS Emerging Growth	225,205	6,076	4,049
MFS Research	351,407	6,711	5,032
MFS Investors Trust	203,734	3,995	3,490
MFS Total Return	119,281	2,145	2,220
MFS New Discovery	101,945	1,671	1,557
MFS Utilities	46,974	1,050	749
MFS Investors Growth Stock	129,383	1,502	1,264
Oppenheimer Aggressive Growth	81,353	5,270	3,313
Oppenheimer Capital Appreciation	177,448	7,465	6,491
Oppenheimer Main St. Growth and Income	239,505	5,170	4,548
Oppenheimer Money Fund	3,036,854	3,037	3,037
Oppenheimer Strategic Bond	378,379	1,785	1,748
Oppenheimer Global Securities	112,631	3,156	2,572
Oppenheimer High Income	59,602	545	509
Van Eck Hard Asset	310	3	3
Van Eck Real Estate	2,340	23	25
Van Kampen Emerging Growth	83,112	3,222	2,357
Van Kampen Enterprise	93,794	1,682	1,397
Van Kampen Comstock	239,729	2,738	2,740
Van Kampen Growth and Income	148,042	2,401	2,354
Van Kampen Strategic Stock	9,133	103	108
Van Kampen Asset Allocation	9,057	92	91
Fidelity Index 500	3,432	455	446
Fidelity Growth	3,977	142	133
Fidelity ContraFund	4,910	100	98

	8,252,556	$94,046	$77,366

	2000
	Shares	Cost	Market Value
PIC Growth and Income	225,568	$3,495	$3,013
PIC International Equity	327,046	5,007	4,463
PIC Global Income	129,744	1,377	1,377
PIC Small Cap Value	166,896	1,667	1,905
PIC CORE US Equity	286,504	6,683	6,140
PIC Capital Growth	380,878	8,201	8,645
Calvert Social Small Cap Growth	11,225	149	152
Calvert Social Balanced	294,462	635	590
MFS Emerging Growth	172,862	4,972	4,985
MFS Research	256,978	5,165	5,345
MFS Investors Trust	146,813	2,968	3,085
MFS Total Return	70,025	1,235	1,372
MFS New Discovery	66,596	1,126	1,105
MFS Utilities	28,839	664	682
MFS Investors Growth Stock	33,301	467	433
Oppenheimer Aggressive Growth	54,423	3,910	3,851
Oppenheimer Capital Appreciation	122,644	5,314	5,719
Oppenheimer Main St. Growth and Income	166,982	3,754	3,550
Oppenheimer Money Fund	1,232,465	1,233	1,234
Oppenheimer Strategic Bond	216,909	1,046	1,017
Oppenheimer Global Securities	59,802	1,853	1,812
Oppenheimer High Income	25,002	245	232
Van Eck Hard Asset	856	9	10
Van Eck Real Estate	3,059	30	32
Van Kampen Emerging Growth	26,606	1,342	1,103
Van Kampen Enterprise	31,638	729	642
Van Kampen Comstock	40,481	429	476
Van Kampen Growth and Income	34,115	583	580
Van Kampen Strategic Stock	4,430	48	53
Van Kampen Asset Allocation	1,996	21	21

	4,619,145	$64,357	$63,624

        During the year ended December 31, 2001, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	86,206	83,419	40,652	68,025	88,274	78,553	1,350
Shares received from reinvestment of dividends	1,463	60,953	10,364	1,666	52,735	50,192	107

Total shares acquired	87,669	144,372	51,016	69,691	141,009	128,745	1,457
Shares redeemed	(33,087)	(44,149)	(46,009)	(36,793)	(28,384)	(37,199)	(4,471)

Net increase (decrease) in shares owned	54,582	100,223	5,007	32,898	112,625	91,546	(3,014)
Shares owned, beginning of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Shares owned, end of period	280,150	427,269	134,751	199,794	399,129	472,424	8,211

Cost of shares acquired	$1,053	$1,549	$530	$876	$2,533	$2,493	$20

Cost of shares redeemed	$(404)	$(473)	$(482)	$(455)	$(499)	$(718)	$(63)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	193,067	63,968	72,798	71,614	59,887	49,068	26,221
Shares received from reinvestment of dividends	26,291	12,606	39,000	4,825	4,160	2,885	4,731

Total shares acquired	219,358	76,574	111,798	76,439	64,047	51,953	30,952
Shares redeemed	(44,529)	(24,231)	(17,369)	(19,518)	(14,791)	(16,604)	(12,817)

Net increase (decrease) in shares owned	174,829	52,343	94,429	56,921	49,256	35,349	18,135
Shares owned, beginning of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Shares owned, end of period	469,291	225,205	351,407	203,734	119,281	101,945	46,974

Cost of shares acquired	$417	$1,594	$1,825	$1,369	$1,173	$789	$622

Cost of shares redeemed	$(84)	$(490)	$(279)	$(342)	$(263)	$(244)	$(236)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	106,932	22,290	47,767	89,134	3,654,319	187,978	54,898
Shares received from reinvestment of dividends	807	11,925	15,139	1,046	75,456	16,411	12,654

Total shares acquired	107,739	34,215	62,906	90,180	3,729,775	204,389	67,552
Shares redeemed	(11,657)	(7,285)	(8,102)	(17,657)	(1,925,386)	(42,919)	(14,723)

Net increase (decrease) in shares owned	96,082	26,930	54,804	72,523	1,804,389	161,470	52,829
Shares owned, beginning of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Shares owned, end of period	129,383	81,353	177,448	239,505	3,036,854	378,379	112,631

Cost of shares acquired	$1,164	$1,671	$2,460	$1,754	$3,729	$934	$1,658

Cost of shares redeemed	$(129)	$(311)	$(309)	$(338)	$(1,925)	$(195)	$(355)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	53,596	27	4,043	67,690	62,661	228,674	133,095
Shares received from reinvestment of dividends	2,868	6	117	50	3,518	343	353

Total shares acquired	56,464	33	4,160	67,740	66,179	229,017	133,448
Shares redeemed	(21,864)	(579)	(4,879)	(11,234)	(4,023)	(29,769)	(19,521)

Net increase (decrease) in shares owned	34,600	(546)	(719)	56,506	62,156	199,248	113,927
Shares owned, beginning of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Shares owned, end of period	59,602	310	2,340	83,112	93,794	239,729	148,042

Cost of shares acquired	$480	$0	$45	$2,227	$1,014	$2,651	$2,112

Cost of shares redeemed	$(180)	$(6)	$(52)	$(347)	$(61)	$(342)	$(294)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund
Shares purchased	5,573	13,198	3,586	5,811	5,608
Shares received from reinvestment of dividends	112	156	0	0	1

Total shares acquired	5,685	13,354	3,586	5,811	5,609
Shares redeemed	(982)	(6,293)	(154)	(1,834)	(699)

Net increase (decrease) in shares owned	4,703	7,061	3,432	3,977	4,910
Shares owned, beginning of period	4,430	1,996	0	0	0

Shares owned, end of period	9,133	9,057	3,432	3,977	4,910

Cost of shares acquired	$67	$133	$474	$204	$114

Cost of shares redeemed	$(12)	$(62)	$(19)	$(62)	$(14)

      During the year ended December 31, 2000, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	57,286	124,684	61,016	61,667	111,499	128,895	11,403
Shares received from reinvestment of dividends	8,603	45,650	8,754	904	30,706	24,523	425

Total shares acquired	65,889	170,334	69,770	62,571	142,205	153,418	11,828
Shares redeemed	(40,194)	(24,597)	(15,525)	(25,973)	(18,406)	(27,402)	(3,540)

Net increase (decrease) in shares owned	25,695	145,737	54,245	36,598	123,799	126,016	8,288
Shares owned, beginning of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Shares owned, end of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Cost of shares acquired	$965	$2,793	$733	$609	$3,523	$3,837	$168

Cost of shares redeemed	$(571)	$(371)	$(159)	$(263)	$(474)	$(685)	$(50)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	243,474	80,013	92,982	77,813	47,140	56,815	25,429
Shares received from reinvestment of dividends	13,346	7,304	13,117	1,480	2,675	491	1,248

Total shares acquired	256,820	87,317	106,099	79,293	49,815	57,306	26,677
Shares redeemed	(18,168)	(6,833)	(10,335)	(24,155)	(13,924)	(2,492)	(5,144)

Net increase (decrease) in shares owned	238,652	80,484	95,764	55,138	35,891	54,814	21,533
Shares owned, beginning of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Shares owned, end of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Cost of shares acquired	$551	$3,157	$2,418	$1,658	$874	$1,011	$637

Cost of shares redeemed	$(39)	$(240)	$(236)	$(509)	$(246)	$(46)	$(124)

	MFS Investors Growth Stock	Oppenheimer Aggresive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	33,751	28,662	54,278	98,123	2,709,847	102,645	47,645
Shares received from reinvestment of dividends	0	1,154	5,012	6,087	75,777	11,313	2,737

Total shares acquired	33,751	29,816	59,290	104,210	2,785,624	113,958	50,382
Shares redeemed	(450)	(2,002)	(2,177)	(15,956)	(3,937,201)	(21,353)	(1,404)

Net increase (decrease) in shares owned	33,301	27,814	57,113	88,254	(1,151,577)	92,605	48,978
Shares owned, beginning of period	0	26,609	65,531	78,728	2,384,042	124,304	10,824

Shares owned, end of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Cost of shares acquired	$474	$2,826	$3,007	$2,434	$2,787	$530	$1,606

Cost of shares redeemed	$(7)	$(195)	$(110)	$(382)	$(3,938)	$(101)	$(48)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	23,954	1,873	4,200	27,607	32,300	40,647	35,733
Shares received from reinvestment of dividends	612	13	2	0	0	536	1,909

Total shares acquired	24,566	1,886	4,202	27,607	32,300	41,183	37,642
Shares redeemed	(5,550)	(2,047)	(1,263)	(1,001)	(662)	(702)	(3,527)

Net increase (decrease) in shares owned	19,016	(161)	2,939	26,606	31,638	40,481	34,115
Shares owned, beginning of period	5,986	1,017	120	0	0	0	0

Shares owned, end of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Cost of shares acquired	$236	$21	$42	$1,392	$745	$437	$641

Cost of shares redeemed	$(55)	$(23)	$(13)	$(50)	$(16)	$(8)	$(58)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation
Shares purchased	4,785	1,997
Shares received from reinvestment of dividends	0	0

Total shares acquired	4,785	1,997
Shares redeemed	(355)	(1)

Net increase (decrease) in shares owned	4,430	1,996
Shares owned, beginning of period	0	0

Shares owned, end of period	4,430	1,996

Cost of shares acquired	$52	$21

Cost of shares redeemed	$(4)	$0

4.    FINANCIAL HIGHLIGHTS

	As of December 31, 2001			For the Year Ended December 31, 2001
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIC Growth and Income	254	$13.27	$3,364	0.60%	(9.5%)
PIC International Equity	328	11.78	3,834	0.70%	(22.6%)
PIC Global Income	93	14.80	1,376	8.26%	4.8%
PIC Small Cap Value	157	17.55	2,735	0.97%	21.7%
PIC CORE U.S. Equity	374	17.52	6,544	0.92%	(10.9%)
PIC Capital Growth	401	20.38	8,181	0.31%	(14.4%)
Calvert Social Small Cap Growth	8	14.64	122	0.00%	10.4%
Calvert Social Balanced	62	13.21	825	4.13%	(6.9%)
MFS Emerging Growth	279	14.52	4,035	0.00%	(33.5%)
MFS Research	400	12.59	5,029	0.01%	(21.2%)
MFS Investors Trust	277	12.59	3,486	0.48%	(16.0%)
MFS Total Return	147	15.07	2,220	1.92%	0.2%
MFS New Discovery	95	16.35	1,545	0.00%	(5.0%)
MFS Utilities	70	10.69	748	3.35%	(24.2%)
MFS Investors Growth Stock	190	6.66	1,264	0.11%	(24.1%)
Oppenheimer Aggressive Growth	238	13.93	3,296	0.97%	(31.3%)
Oppenheimer Capital Appreciation	374	17.34	6,496	0.60%	(12.6%)
Oppenheimer Main Street Growth and Income	365	12.46	4,541	0.51%	(10.2%)
Oppenheimer Money Fund	2,325	1.31	3,019	3.52%	3.9%
Oppenheimer Strategic Bond	147	11.86	1,751	2.62%	4.8%
Oppenheimer Global Securities	182	14.15	2,590	0.64%	(12.0%)
Oppenheimer High Income	51	9.89	509	7.28%	2.0%
Van Eck Hard Asset	0	11.64	3	1.66%	(10.4%)
Van Eck Real Estate	2	12.43	25	3.94%	5.3%
Van Kampen Emerging Growth	467	5.05	2,352	0.08%	(31.5%)
Van Kampen Enterprise	224	6.24	1,397	0.14%	(20.4%)
Van Kampen Comstock	214	12.82	2,740	0.00%	(2.5%)
Van Kampen Growth and Income	222	10.58	2,352	0.04%	(5.8%)
Van Kampen Strategic Stock	9	11.83	108	1.63%	1.1%
Van Kampen Asset Allocation	9	9.61	91	2.21%	(1.6%)
Fidelity Index 500	51	8.77	446	0.03%	(12.2	%)(a)
Fidelity Growth	16	8.17	133	0.00%	(17.7	%)(a)
Fidelity ContraFund	11	8.91	98	0.01%	(12.4	%)(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described in Footnote 2, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)
Start date of January 3, 2001

5.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $1.6 million and $1.1 million at December 31, 2001 and 2000, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

        In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note A of the Notes to the Consolidated Financial Statements, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 1, 2002

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2001	2000	1999
REVENUES
Premiums and policy fees	$1,389,819	$1,175,943	$861,021
Reinsurance ceded	(771,151)	(686,108)	(462,297)

Net of reinsurance ceded	618,668	489,835	398,724
Net investment income	839,103	692,081	617,829
Realized investment gains (losses):
Derivative financial instruments	(1,718)	2,157	3,425
All other investments	(6,123)	(16,756)	1,335
Other income	38,578	35,194	22,599

	1,488,508	1,202,511	1,043,912

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2001 — $609,996; 2000 — $538,291; 1999 — $344,474)	972,624	760,778	629,656
Amortization of deferred policy acquisition costs	147,058	143,180	96,689
Amortization of goodwill	2,827	2,514
Other operating expenses (net of reinsurance ceded: 2001 — $167,243; 2000 — $223,498; 1999 — $150,570)	152,041	121,417	130,954

	1,274,550	1,027,889	857,299

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	213,958	174,622	186,613
INCOME TAX EXPENSE
Current	118,421	12,180	43,945
Deferred	(47,964)	49,298	24,046

	70,457	61,478	67,991

Net income from continuing operations before cumulative effect of change in accounting principle	143,501	113,144	118,622
Income (loss) from discontinued operations, net of income tax	(10,748)	10,891	9,636
Loss from sale of discontinued operations, net of income tax	(17,754)
Net income before cumulative effect of change in accounting principle	114,999	124,035	128,258
Cumulative effect of change in accounting principle, net of income tax	(8,341)

NET INCOME	$106,658	$124,035	$128,258

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2001	2000
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2001 — $9,719,057; 2000 — $7,463,700)	$9,812,091	$7,390,110
Equity securities, at market (cost: 2001 — $62,051; 2000 — $44,450)	60,493	41,792
Mortgage loans on real estate	2,512,844	2,268,224
Investment real estate, net of accumulated depreciation (2001 — $1,452; 2000 — $1,226)	24,173	12,566
Policy loans	521,840	230,527
Other long-term investments	100,686	66,646
Short-term investments	228,396	172,699

Total investments	13,260,523	10,182,564
Cash	107,166	33,517
Accrued investment income	158,841	121,996
Accounts and premiums receivable, net of allowance for uncollectible amounts (2001 — $3,025; 2000 — $2,195)	55,809	72,189
Reinsurance receivables	2,173,987	1,099,574
Deferred policy acquisition costs	1,532,683	1,189,380
Goodwill, net	35,992	241,831
Property and equipment, net	46,337	51,166
Other assets	219,355	120,874
Receivable from related parties		4,768
Assets related to separate accounts:
Variable Annuity	1,910,651	1,841,439
Variable Universal Life	77,162	63,504
Other	3,997	3,746

	$19,582,503	$15,026,548

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$6,974,685	$5,033,397
Unearned premiums	901,653	935,605

Total policy liabilities and accruals	7,876,338	5,969,002
Stable value contract deposits	3,716,530	3,177,863
Annuity deposits	3,248,218	1,916,894
Other policyholders' funds	132,124	125,336
Other liabilities	410,621	324,901
Accrued income taxes	125,835	(10,932)
Deferred income taxes	72,403	72,065
Note payable	2,291	2,315
Indebtedness to related parties	6,000	10,000
Securities sold under repurchase agreements	117,000
Liabilities related to separate accounts:
Variable Annuity	1,910,651	1,841,439
Variable Universal Life	77,162	63,504
Other	3,997	3,746

Total liabilities	17,699,170	13,496,133

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	785,419	632,805
Note receivable from PLC Employee Stock Ownership Plan	(4,499)	(4,841)
Retained earnings	1,044,243	948,819
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2001 — $28,629; 2000 — $(27,661))	53,168	(51,370)

Total share-owner's equity	1,883,333	1,530,415

	$19,582,503	$15,026,548

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share- Owner's Equity
Balance, December 31, 1998	$2	$5,000	$327,992	$(5,199)	$686,519	$55,057	$1,069,371

Net income for 1999					128,258		128,258
Change in net unrealized gains/losses on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included in net income (net of income tax — $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	2	5,000	327,992	(5,148)	814,777	(146,080)	996,543

Net income for 2000					124,035		124,035
Change in net unrealized gains/losses on investments (net of income tax — $45,887)						85,221	85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489	9,489

Comprehensive income for 2000							218,745

Capital contribution			81,000				81,000
Transfer of subsidiaries from PLC (see Note A)			223,813		10,007		233,820
Decrease in note receivable from PLC ESOP				307			307

Balance, December 31, 2000	2	5,000	632,805	(4,841)	948,819	(51,370)	1,530,415

Net income for 2001					106,658		106,658
Change in net unrealized gains/losses on investments (net of income tax — $52,019)						96,607	96,607
Reclassification adjustment for amounts included in net income (net of income tax — $2,143)						3,980	3,980
Transition adjustment on derivative financial instruments (net of income tax — $2,127)						3,951	3,951

Comprehensive income for 2001							211,196

Capital contribution			134,000				134,000
Common dividend — transfer of subsidiary to PLC (see note H)					(2,052)		(2,052)
Preferred dividend					(1,000)		(1,000)
Transfer of subsidiaries from PLC (see Note A)			18,614		(8,182)		10,432
Decrease in note receivable from PLC ESOP				342			342

Balance, December 31, 2001	$2	$5,000	$785,419	$(4,499)	$1,044,243	$53,168	$1,883,333

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2001	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$106,658	$124,035	$128,258
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	7,841	14,599	(4,760)
Amortization of deferred policy acquisition costs	154,383	149,574	104,913
Amortization of goodwill	8,328	3,867
Capitalization of deferred policy acquisition costs	(317,626)	(338,685)	(239,483)
Loss from sale of discontinued operations	17,754
Depreciation expense	11,651	9,581	10,513
Deferred income taxes	(40,970)	55,161	24,234
Accrued income taxes	139,017	13,265	(14,841)
Interest credited to universal life and investment products	944,098	766,004	331,746
Policy fees assessed on universal life and investment products	(222,415)	(197,581)	(165,818)
Change in accrued investment income and other receivables	(241,230)	(160,488)	(119,183)
Change in policy liabilities and other policyholder funds of traditional life and health products	443,023	508,454	215,201
Change in other liabilities	138,190	1,809	67,552
Other (net)	8,764	(34,626)	(5,526)

Net cash provided by operating activities	1,157,466	914,969	332,806

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	3,062,262	12,828,276	9,973,742
Other	283,181	133,814	243,280
Sale of investments:
Investments available for sale	8,943,123	810,716	537,343
Other	0	5,222	267,892
Cost of investments acquired:
Investments available for sale	(13,647,757)	(14,384,625)	(10,625,354)
Corporate owned life insurance	(100,000)
Other	(378,520)	(463,909)	(864,100)
Acquisitions and bulk reinsurance assumptions	(118,557)	(141,040)	46,508
Purchase of property and equipment	(10,099)	(5,085)	(18,075)
Sale of discontinued operations, net of cash transferred	216,031
Sale of property and equipment	70		151

Net cash used in investing activities	(1,750,266)	(1,216,631)	(438,613)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,574,954	2,197,800	4,351,177
Capital contribution from PLC	134,000	81,000
Principal payments on line of credit arrangements and long-term debt	(2,457,979)	(2,197,823)	(4,351,203)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(4,000)
Dividends to share owner	(1,000)
Investment product deposits and change in universal life deposits	1,735,653	1,811,484	1,300,736
Investment product withdrawals	(1,315,179)	(1,553,282)	(1,190,903)

Net cash provided by financing activities	666,449	335,179	105,807

INCREASE IN CASH	73,649	33,517	0
CASH AT BEGINNING OF YEAR	33,517	0	0

CASH AT END OF YEAR	$107,166	$33,517	$0

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$1,390	$3,310	$5,611
Income taxes	$27,395	$25,638	$56,192
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$342	$307	$51
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$2,549,484	$759,067	$12,502
Liabilities assumed	(2,430,927)	(384,207)	(12,502)
Equity from subsidiary transfers (see Note A)	(10,432)	(233,820)	0

Net	$108,125	$141,040	$0

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Entities Included

        The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company.

        On October 1, 2000, PLC transferred its ownership of twenty companies (that market prepaid dental products) to Protective. This transfer was accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases (including approximately $200 million of goodwill). In addition, Protective's share-owner's equity was adjusted by an amount equal to the companies' share-owner's equity at October 1, 2000.

        On May 1, 2001, PLC transferred its ownership of another five companies (that market prepaid dental products) to Protective. This transfer was also accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases. Protective's share-owner's equity was also adjusted by an amount equal to the companies' share-owner's equity at May 1, 2001.

        The results of operations of these companies have been included in the accompanying financial statements since the effective date of the transfer.

        On December 31, 2001, Protective sold substantially all of the companies transferred from PLC as part of the sale of the Dental Benefits Division. For more information see the discussion under the heading "Discontinued Operations" included in Note A herein.

    Nature of Operations

        Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted to the acquisition of insurance policies from other companies.

        The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

    Recently Issued Accounting Standards

        On January 1, 2001, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS Nos. 137 and 138, requires Protective to record all derivative financial instruments, at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of SFAS No. 133 resulted in a cumulative charge to net income, net of income tax, of $8.3 million and a cumulative after-tax increase to other comprehensive income of $4.0 million on January 1, 2001. The charge to net income and increase to other comprehensive income primarily resulted from the recognition of derivative instruments embedded in Protective's corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. Prospectively, the adoption of SFAS No. 133 may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

        In September 2000, the Financial Accounting Standards Board (FASB) issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of this accounting standard did not have a material effect on Protective's financial position or results of operations.

        In June 2001, the FASB issued SFAS Nos. 141, "Business Combinations", and 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. The standard replaces the requirement to amortize goodwill with one that calls for an annual impairment test, among other provisions. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001, and effective for any goodwill or intangible asset acquired after June 30, 2001. Protective expects the adoption of SFAS No. 142 to result in the elimination of up to $2.8 million of goodwill amortization in 2002.

        In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that companies record the fair value of a liability for an asset retirement obligation in the period in which the liability is incurred. The Statement is effective for fiscal years beginning after June 15, 2002. Protective does not expect the adoption of SFAS No. 143 to have a material effect on Protective's financial position or results of operations.

        In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that the same accounting model be used for long-lived assets to be disposed of by sales, whether previously held and used or newly acquired, expands the use of discontinued operations accounting to include more types of transactions and changes the timing of when discontinued operations accounting is applied. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. Protective does not expect the adoption of SFAS No. 144 to have a material effect on Protective's financial position or results of operations.

    Investments

        Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

        As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the application of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

        Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	2001	2000
Total investments	$13,157,623	$10,258,809
Deferred policy acquisition costs	1,553,786	1,192,696
All other assets	4,789,297	3,654,604

	$19,500,706	$15,106,109

Deferred income taxes	$43,774	$100,256
All other liabilities	17,626,767	13,424,068

	17,670,541	13,524,324
Share-owner's equity	1,830,165	1,581,785

	$19,500,706	$15,106,109

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Derivative Financial Instruments

        Protective utilizes a risk management strategy that incorporates the use of derivative instruments, primarily to reduce its exposure to interest rate risk as well as currency exchange risk.

        Combinations of interest rate swap contracts, options and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments and mortgage-backed securities. Interest rate swap contracts generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate futures generally involved exchange traded contracts to buy or sell treasury bonds and notes in the future at specified prices. Interest rate options represent contracts that allow the holder of the option to receive cash or purchase, sell or enter into a financial instrument at a specified price within a specified period of time. Protective uses foreign currency swaps to reduce its exposure to currency exchange risk on certain stable value contracts denominated in foreign currencies, primarily the European euro and the British pound.

        Derivative instruments expose Protective to credit and market risk. Protective minimizes its credit risk by entering into transactions with highly rated counterparties. Protective manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

        Protective monitors its use of derivatives in connection with its overall asset/liability management programs and procedures. Protective's asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into Protective's overall interest rate and currency exchange risk management strategies.

        All derivatives are recognized on the balance sheet (other long-term investments or other liabilities) at their fair value (primarily estimates from independent pricing services). On the date the derivative contract is entered into, Protective designates the derivative as (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (3) as a derivative either held for investment purposes or held as a natural hedging instrument designed to act as an economic hedge against the changes in value or cash flows of a hedged item ("other" derivative). Changes in the fair value of a derivative that is highly effective as — and that is designated and qualifies as — a fair-value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk (including losses or gains on firm commitments), are recorded in current-period earnings. Changes in the fair value of a derivative that is highly effective as — and that is designated and qualified as — a cash-flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows. Changes in the fair value of other derivatives are recognized in current earnings and reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Protective formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair-value or cash-flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Protective also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, Protective discontinues hedge accounting prospectively, as discussed below.

        Protective discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is dedesignated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; (4) because a hedged firm commitment no longer meets the definition of a firm commitment; or (5) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

        When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will remain therein until such time as they are reclassified to earnings as originally forecasted to occur. In all situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings.

        Fair-Value Hedges.  Protective has designated, as a fair value hedge, callable interest rate swaps used to modify the interest characteristics of certain stable value contracts. In assessing hedge effectiveness, Protective excludes the embedded call option's time value component from each derivative's total gain or loss. In 2001, total measured ineffectiveness for the fair value hedging relationships was insignificant while the excluded time value component resulted in a pre-tax gain of $1.3 million. Both the measured ineffectiveness and the excluded time value component are reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Cash-Flow Hedges.  Protective has not designated any hedging relationships as a cash flow hedge.

        Other Derivatives.  Protective uses certain interest rate swaps, caps, floors, swaptions, options and futures contracts as economic hedges against the changes in value or cash flows of outstanding mortgage loan commitments and certain owned investments. In 2001, Protective recognized total pre-tax losses of $1.2 million representing the change in fair value of these derivative instruments.

        On its foreign currency swaps, Protective recognized a $8.2 million pre-tax loss in 2001 while recognizing a $11.2 million foreign exchange pre-tax gain on the related foreign-currency-denominated stable value contracts. The net gain primarily results from the difference in the forward and spot exchange rates used to revalue the currency swaps and the stable value contracts, respectively. This net gain is reflected in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Protective has entered into asset swap arrangements to effectively sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2001, Protective recognized a $12.2 million pre-tax gain for the change in the asset swaps' fair value and recognized a $16.9 million pre-tax loss to separately record the embedded equity options at fair value.

        At December 31, 2001, contracts with a notional amount of $4,485.1 million were in a $1.6 million net loss position. At December 31, 2000, contracts with a notional amount of $2,424.3 million were in a $13.0 million net loss position. Protective recognized $2.2 million in realized investment gains related to derivative financial instruments in 2000.

        Protective's derivative financial instruments are with highly rated counterparties.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits; currently 3.0% to 9.4%) it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $523.4 million and $343.6 million at December 31, 2001 and 2000, respectively. During 2001, $221.9 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $42.1 million was amortized. During 2000, $47.3 million of present value of future profits was capitalized, and $44.3 million was amortized.

    Goodwill

        Goodwill is being amortized straight-line over periods ranging from 20 to 40 years. Goodwill at December 31, is as follows:

	2001	2000
Goodwill	$41,363	$260,773
Accumulated amortization	5,371	18,942

	$35,992	$241,831

        Protective periodically evaluates the recoverability of its goodwill by comparing expected future cash flows to the amount of unamortized goodwill. If this evaluation were to indicate the unamortized goodwill is impaired, the goodwill would be reduced to an amount representing the present value of applicable estimated future cash flows. A substantial portion of goodwill was disposed of in connection with the 2001 sale of Protective's Dental Benefits Division.

    Property and Equipment

        Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

        Property and equipment consisted of the following at December 31:

	2001	2000
Home office building	$42,980	$41,184
Other, principally furniture and equipment	67,128	66,484

	110,108	107,668
Accumulated depreciation	63,771	56,502

	$46,337	$51,166

    Separate Accounts

        The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    Stable Value Contracts Account Balances

        Protective markets guaranteed investment contracts to 401 (k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Protective also sells funding agreements to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. In a structured program, Protective issues funding agreements to a special purpose trust or entity formed solely to purchase the funding agreements and simultaneously issue certificates or notes having terms substantially identical to the underlying funding agreements. Stable value contract account balances include guaranteed investment contracts and funding agreements issued by Protective, and the obligations of consolidated special purpose trusts or entities formed to purchase funding agreements issued by Protective. At December 31, 2001 and 2000 Protective had $1.7 billion and $1.0 billion of stable value contract account balances marketed through structured programs.

    Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2001	2000	1999
Balance beginning of year	$109,973	$120,575	$90,332
Less reinsurance	25,830	47,661	20,019

Net balance beginning of year	84,143	72,914	70,313

Incurred related to:
Current year	383,371	311,633	311,002
Prior year	(1,080)	(4,489)	(5,574)

Total incurred	382,291	307,144	305,428

Paid related to:
Current year	312,748	241,566	264,298
Prior year	81,220	60,972	40,197

Total paid	393,968	302,538	304,495

Other changes:
Acquisitions and reserve transfers	(6,166)	6,623	1,668

Net balance end of year	66,300	84,143	72,914
Plus reinsurance	33,723	25,830	47,661

Balance end of year	$100,023	$109,973	$120,575

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 2001.

        Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Income Taxes

        Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Discontinued Operations

        On December 31, 2001, Protective completed the sale to Fortis, Inc. of substantially all of its Dental Benefits Division (Dental Division), and discontinued other remaining Dental Division related operations, primarily other health insurance lines.

        The operating results and charges related to the sale of the Dental Division at December 31 are as follows:

	2001	2000	1999
Total revenues	$346,315	$254,547	$210,405

Income (loss) before
income taxes from discontinued operations	$(13,983)	$17,484	$14,824
Income tax (expense)
Benefit	3,235	(6,593)	(5,188)

Income (loss) from discontinued operations	$(10,748)	$10,891	$9,636

Gain from sale of discontinued operations before income tax	$27,221
Income tax expense related to sale	(44,975)

Loss from sale of discontinued operations	$(17,754)

        Remaining assets and liabilities at December 31, 2001 related to the business sold to Fortis, Inc. consist of reinsurance receivables and policy liabilities and accruals of approximately $51.2 million. Assets and liabilities related to the other discontinued lines of business of approximately $11.1 million and $14.3 million, respectively, remain at December 31, 2001.

    Reclassifications

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owners' equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owner's equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost. The National Association of Insurance Commissioners (NAIC) has adopted the Codification of Statutory Accounting Principles (Codification). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on Protective's statutory capital.

        The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2001	2000	1999	2001	2000	1999
In conformity with statutory reporting practices:(1)	$163,181	$66,694	$75,114	$775,138	$628,274	$567,634
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	163,243	157,617	120,644	1,532,683	1,189,380	1,011,524
Deferred income tax	47,964	(52,580)	(25,675)	(74,083)	(72,065)	32,335
Asset Valuation Reserve				108,062	103,853	41,104
Interest Maintenance Reserve	(10,444)	(3,540)	(226)	16,959	9,715	19,328
Nonadmitted items				139,500	97,447	51,350
Other timing and valuation adjustments	(33,456)	(43,757)	72,527	(334,198)	(204,985)	(467,130)
Discontinued operations	(193,688)
Noninsurance affiliates	19,022	21,276	20,698
Consolidation elimination	(49,164)	(21,675)	(134,824)	(280,728)	(221,204)	(259,602)

In conformity with generally accepted accounting principles	$106,658	$124,035	$128,258	$1,883,333	$1,530,415	$996,543

(1)	Consolidated

        As of December 31, 2001, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $81.9 million.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$609,578	$529,990	$462,295
Equity securities	2,247	2,532	775
Mortgage loans	208,830	177,917	172,027
Investment real estate	2,094	2,027	1,949
Policy loans	31,763	14,977	15,994
Other, principally short-term investments	36,695	12,532	19,504

	891,207	739,975	672,544
Investment expenses	52,104	47,894	54,715

	$839,103	$692,081	$617,829

        Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$(4,693)	$(14,787)	$8,327
Equity securities	2,462	1,685	(3,371)
Mortgage loans and other investments	(3,892)	(3,654)	(3,621)

	$(6,123)	$(16,756)	$1,335

        In 2001, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $62.5 million and gross losses were $68.1 million. In 2000, gross gains were $8.7 million and gross losses were $28.4 million. In 1999, gross gains were $44.1 million and gross losses were $32.3 million. During 2001, Protective recorded other than temporary impairments in its investments of $12.6 million.

        Realized investment gains (losses) for derivative financial instruments for the years ended December 31 are summarized as follows:

	2001	2000	1999
Derivative financial instruments	$(1,718)	$2,157	$3,425

        The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$3,709,118	$84,965	$33,759	$3,760,324
United States Government and authorities	98,967	4,088	0	103,055
States, municipalities, and political subdivision	94,022	4,009	0	98,031
Public utilities	807,773	19,763	4,860	822,676
Convertibles and bonds with warrants	96,951	7,423	6,184	98,190
All other corporate bonds	4,910,614	117,092	99,500	4,928,206
Redeemable preferred stocks	1,612	0	3	1,609

	9,719,057	237,340	144,306	9,812,091
Equity securities	62,051	3,565	5,123	60,493
Short-term investments	228,396	0	0	228,396

	$10,009,504	$240,905	$149,429	$10,100,980

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,915,813	$49,372	$33,173	$2,932,012
United States Government and authorities	95,567	2,662	0	98,229
States, municipalities, and political subdivision	88,222	3,408	0	91,630
Public utilities	631,698	7,803	5,591	633,910
Convertibles and bonds with warrants	69,013	11,277	12,145	68,145
All other corporate bonds	3,662,586	49,536	146,732	3,565,390
Redeemable preferred stocks	801	0	7	794

	7,463,700	124,058	197,648	7,390,110
Equity securities	44,450	2,761	5,419	41,792
Short-term investments	172,699	0	0	172,699

	$7,680,849	$126,819	$203,067	$7,604,601

        The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2001	Amortized Cost	Estimated Market Values
Due in one year or less	$896,159	$899,666
Due after one year through five years	3,253,264	3,318,537
Due after five years through ten years	2,199,562	2,228,012
Due after ten years	3,370,072	3,365,876

	$9,719,057	$9,812,091

        At December 31, 2001 and 2000, Protective had bonds which were rated less than investment grade of $421.3 million and $226.5 million, respectively, having an amortized cost of $499.9 million and $306.0 million, respectively. At December 31, 2001, approximately $63.3 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,762.2 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2001	2000	1999
Fixed maturities	$108,307	$109,625	$(217,901)
Equity securities	715	(820)	973

        At December 31, 2001, all of Protective's mortgage loans were commercial loans of which 75% were retail, 10% were apartments, 7% were office buildings, and 7% were warehouses, and 1% other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 3.5% of mortgage loans. Approximately 76% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, Alabama, North Carolina, South Carolina, Florida, Virginia, California, Mississippi, Washington, Kentucky, and Ohio.

        Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $153.4 million would become due in 2002, $560.4 million in 2003 to 2006, and $392.5 million in 2007 to 2011, and $46.7 million thereafter.

        At December 31, 2001, the average mortgage loan was approximately $2.1 million, and the weighted average interest rate was 7.6%. The largest single mortgage loan was $18.8 million.

        For several years Protective has offered a type of commercial mortgage loan under which Protective will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2001 and 2000, approximately $548.4 million and $572.2 million respectively, of Protective's mortgage loans have this participation feature.

        At December 31, 2001 and 2000, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $29.6 million and $20.6 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

        Certain investments with a carrying value of $62.5 million were non-income producing for the twelve months ended December 31, 2001.

        Policy loan interest rates generally range from 4.0% to 8.0%.

        On December 31, 2001, Protective Life Insurance Company had $117.0 million of securities sold under repurchase agreements with an interest rate of 2.0%. The agreement to repurchase liability is recorded as securities sold under repurchase agreements.

NOTE D — FEDERAL INCOME TAXES

        Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	2001	2000	1999
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(1.7)	(0.6)	(0.1)
Low-income housing credit	(0.5)	(0.4)	(0.5)
Other	(0.1)	0.0	0.4
State income taxes	0.2	1.2	1.6

Effective income tax rate	32.9%	35.2%	36.4%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2001	2000	1999
Deferred policy acquisition costs	$81,015	$41,533	$44,546
Benefits and other policy liability changes	(127,189)	10,969	(27,158)
Temporary differences of investment income.	7,145	(3,333)	6,655
Other items	(8,935)	129	3

	$(47,964)	$49,298	$24,046

        The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2001	2000
Deferred income tax assets:
Policy and policyholder liability reserves	$334,876	$205,815
Other	10,893	1,959

	345,769	207,774

Deferred income tax liabilities:
Deferred policy acquisition costs	379,072	302,631
Unrealized gains (losses) on investments	39,100	(22,792)

	418,172	279,839

Net deferred income tax liability	$72,403	$72,065

        Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2001 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $972 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

        Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

        Under revolving line of credit arrangements with several banks, PLC can borrow up to $200 million on an unsecured basis. No compensating balances are required to maintain the line of credit. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 40% of its total capital. At December 31, 2001, PLC had no borrowings outstanding under these credit arrangements.

        Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

        Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2001, the balance of the surplus debenture was $6.0 million. The debenture matures in 2003 and has an interest rate of 8.5%.

        Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Interest expense on debt totaled $1.8 million, $3.8 million, and $5.1 million in 2001, 2000 and 1999, respectively.

NOTE F — RECENT ACQUISITIONS

        In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

        In January 2000, Protective acquired the Lyndon Insurance Group (Lyndon). The assets acquired included $47.3 million of present value of future profits and $41.4 million of goodwill.

        In January 2001, Protective coinsured a block of individual life policies from Standard Insurance Company.

        In October 2001, Protective completed the acquisition of the stock of Inter-State Assurance Company (Inter-State) and First Variable Life Insurance Company (First Variable) from ILona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The assets acquired included $132.7 million of present value of future profits.

        These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

        Summarized below are the consolidated results of operations for 2001 and 2000, on an unaudited pro forma basis, as if the Inter-State and First Variable acquisitions had occurred as of January 1, 2000. The pro forma information is based on Protective's consolidated results of operations for 2001 and 2000, and on data provided by the acquired companies, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

(unaudited)	2001	2000
Total revenues	$1,557,827	$1,294,937
Net income	115,433	135,735

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

        Protective leases administrative and marketing office space in approximately 25 cities including Birmingham, with most leases being for periods of three to five years. The aggregate annual rent is approximately $8.5 million.

        Protective has financed the construction of a third building contiguous to its existing home office complex under an operating lease arrangement. Approximately $38 million of construction costs had been incurred at December 31, 2001. Protective has an option to purchase the building from the lessor at the end of the lease term.

        Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

        At December 31, 2001, approximately $1,053.6 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger mounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2002 is estimated to be $99.0 million.

        On October 1, 2001, Protective transferred its ownership interest in a small subsidiary to PLC. This transfer was recorded as a common dividend at an amount equal to Protective's basis in the subsidiary, which approximated fair value.

NOTE I — PREFERRED STOCK

        PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2001, PL&A paid a $1.0 million preferred dividend to PLC. PL&A paid no preferred dividends during 2000 or 1999.

NOTE J — RELATED PARTY MATTERS

        On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $4.5 million at December 31, 2001, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

        Protective leases furnished office space and computers to affiliates. Lease revenues were $4.0 million in 2001, $4.0 million in 2000, and $3.7 million in 1999. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $82.6 million, $76.7 million, and $69.2 million in 2001, 2000, and 1999, respectively. Commissions paid to affiliated marketing organizations of $10.0 million, $12.0 million, and $11.4 million in 2001, 2000, and 1999, respectively, were included in deferred policy acquisition costs.

        Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $19.6 million, $50.9 million and $70.3 million in 2001, 2000, and 1999, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $5.9 million, $28.2 million and $16.7 million in 2001, 2000, and 1999, respectively.

        For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

        Protective operates business segments each having a strategic focus which can be grouped into three general categories: life insurance, retirement savings and investment products and specialty insurance products. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

        The Life Marketing segment markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents and brokers, and in the "bank owned life insurance" market.

        The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies sold to individuals.

Retirement Savings and Investment Products

        The Stable Value Contracts segment markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The segment also markets fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds.

        The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Life Marketing segment's sales force.

Specialty Insurance Products

        The Credit Products segment markets credit life and disability insurance products through banks, consumer finance companies, and automobile dealers, and markets vehicle and recreational marine extended service contracts.

Corporate and Other

        Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earning from several lines of business which Protective is not actively marketing (mostly cancer insurance and group annuities).

        Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

        In December 2001, Protective sold substantially all of its Dental Division and discontinued other Dental related operations. Additionally, other adjustments were made to combine its life insurance marketing operations into a single segment, and to reclassify certain smaller businesses. Prior period segment results have been restated to reflect these changes.

	Life Insurance
Operating Segment Income	Life Marketing	Acquisitions
2001
Gross premiums and policy fees	$542,407	$243,914
Reinsurance ceded	(421,411)	(61,482)

Net premium and policy fees	120,996	182,432
Net investment income	178,866	187,535
Realized investment gains (losses)	—	—
Other income	1,134	345

Total revenues	300,996	370,312

Benefits and settlement expenses	190,538	238,877
Amortization of deferred policy acquisition costs and goodwill	41,399	20,500
Other operating expenses	(22,957)	41,684

Total benefits and expenses	208,980	301,061

Income from continuing operations before income tax	92,016	69,251
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

2000
Gross premiums and policy fees	$487,720	$134,099
Reinsurance ceded	(387,907)	(31,102)

Net premium and policy fees	99,813	102,997
Net investment income	152,317	116,940
Realized investment gains (losses)	—	—
Other income	(1,379)	(4)

Total revenues	250,751	219,933

Benefits and settlement expenses	149,430	125,151
Amortization of deferred policy acquisition costs and goodwill	48,770	17,081
Other operating expenses	(23,255)	24,077

Total benefits and expenses	174,945	166,309

Income from continuing operations before income tax	75,806	53,624
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

1999
Gross premiums and policy fees	$361,824	$148,620
Reinsurance ceded	(246,111)	(33,754)

Net premium and policy fees	115,713	114,866
Net investment income	138,044	129,806
Realized investment gains (losses)	—	—
Other income	(948)	(9)

Total revenues	252,809	244,663

Benefits and settlement expenses	147,631	129,581
Amortization of deferred policy acquisition costs and goodwill	29,481	19,444
Other operating expenses	18,201	31,178

Total benefits and expenses	195,313	180,203

Income from continuing operations before income tax	57,496	64,460
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

Operating Segment Assets
2001
Investments and other assets	$3,431,441	$4,091,672
Deferred policy acquisition costs and goodwill	829,021	418,268

Total assets	$4,260,462	$4,509,940

2000
Investments and other assets	$2,834,956	$1,602,352
Deferred policy acquisition costs and goodwill	710,468	222,620

Total assets	$3,545,424	$1,824,972

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

	Retirement Savings and Investment Products		Specialty Insurance Products
Operating Segment Income	Stable Value Contracts	Annuities	Credit Products	Corporate And Other	Adjustments(1)	Total Consolidated
2001
Gross premiums and policy fees	—	$28,145	$524,281	$51,072	—	$1,389,819
Reinsurance ceded	—	—	(274,220)	(14,038)	—	(771,151)

Net premium and policy fees	—	28,145	250,061	37,034	—	618,668
Net investment income	$261,079	167,809	48,617	(4,803)	—	839,103
Realized investment gains (losses)	7,218	1,139	—	—	$(16,198)	(7,841)
Other income	—	3,441	31,907	1,751	—	38,578

Total revenues	268,297	200,534	330,585	33,982	(16,198)	1,488,508

Benefits and settlement expenses	222,306	137,204	154,893	28,806	—	972,624
Amortization of deferred policy acquisition costs and goodwill	1,662	24,021	60,508	1,795	—	149,885
Other operating expenses	3,961	24,073	79,453	25,827	—	152,041

Total benefits and expenses	227,929	185,298	294,854	56,428	—	1,274,550

Income from continuing operations before income tax	40,368	15,236	35,731	(22,446)	(16,198)	213,958
Income tax expense					70,457	70,457
Discontinued operations, net of income tax					(28,502)	(28,502)
Change in accounting principle, net of income tax					(8,341)	(8,341)

Net income						$106,658

2000
Gross premiums and policy fees	—	$30,127	$479,397	$44,600	—	$1,175,943
Reinsurance ceded	—	—	(258,931)	(8,168)	—	(686,108)

Net premium and policy fees	—	30,127	220,466	36,432	—	489,835
Net investment income	$243,133	132,204	46,464	1,023	—	692,081
Realized investment gains (losses)	(6,556)	410	—	—	$(8,453)	(14,599)
Other income	—	2,809	28,352	5,416	—	35,194

Total revenues	236,577	165,550	295,282	42,871	(8,453)	1,202,511

Benefits and settlement expenses	207,143	109,607	135,494	33,953	—	760,778
Amortization of deferred policy acquisition costs and goodwill	900	24,156	52,646	2,141	—	145,694
Other operating expenses	3,882	18,203	72,316	26,194	—	121,417

Total benefits and expenses	211,925	151,966	260,456	62,288	—	1,027,889

Income from continuing operations before income tax	24,652	13,584	34,826	(19,417)	(8,453)	174,622
Income tax expense					61,478	61,478
Discontinued operations, net of income tax					10,891	10,891
Change in accounting principle, net of income tax					—	—

Net income						$124,035

1999
Gross premiums and policy fees	—	$24,248	$284,891	$41,438	—	$861,021
Reinsurance ceded	—	—	(176,928)	(5,504)	—	(462,297)

Net premium and policy fees	—	24,248	107,963	35,934	—	398,724
Net investment income	$210,208	106,599	24,121	9,051	—	617,829
Realized investment gains (losses)	(549)	1,446	—	—	$3,863	4,760
Other income	—	2,146	15,831	5,579	—	22,599

Total revenues	209,659	134,439	147,915	50,564	3,863	1,043,912

Benefits and settlement expenses	175,290	88,642	55,899	32,613	—	629,656
Amortization of deferred policy acquisition costs and goodwill	744	19,820	24,718	2,482	—	96,689
Other operating expenses	4,709	14,617	44,728	17,521	—	130,954

Total benefits and expenses	180,743	123,079	125,345	52,616	—	857,299

Income from continuing operations before income tax	28,916	11,360	22,570	(2,052)	3,863	186,613
Income tax expense					67,991	67,991
Discontinued operations, net of income tax					9,636	9,636
Change in accounting principle, net of income tax					—	—

Net income						$128,258

Operating Segment Assets
2001
Investments and other assets	$3,872,637	$4,501,667	$1,050,546	$955,984	$109,881	$18,013,828
Deferred policy acquisition costs and goodwill	6,374	128,488	177,874	8,650		1,568,675

Total assets	$3,879,011	$4,630,155	$1,228,420	$964,634	$109,881	$19,582,503

2000
Investments and other assets	$3,340,099	$3,844,169	$1,220,733	$552,178	$200,850	$13,595,337
Deferred policy acquisition costs and goodwill	2,144	120,219	150,984	10,006	214,770	1,431,211

Total assets	$3,342,243	$3,964,388	$1,371,717	$562,184	$415,620	$15,026,548

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

NOTE L — EMPLOYEE BENEFIT PLANS

        PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 86% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2001	2000
Projected benefit obligation, beginning of the year	$45,538	$36,530
Service cost — benefits earned during the year	3,739	3,338
Interest cost — on projected benefit obligation	3,531	3,195
Actuarial gain (loss)	(357)	1,968
Plan amendment	1,162	833
Divestiture	(2,165)
Benefits paid	(579)	(326)

Projected benefit obligation, end of the year	50,869	45,538

Fair value of plan assets beginning of the year	40,822	34,420
Actual return on plan assets	(1,440)	(148)
Employer contribution	5,221	6,876
Benefits paid	(579)	(326)

Fair value of plan assets end of the year	44,024	40,822

Plan assets less than the projected benefit obligation	(6,845)	(4,716)
Unrecognized net actuarial loss from past experience different from that assumed	10,213	7,766
Unrecognized prior service cost	2,026	1,226

Net pension asset recognized in balance sheet	$5,394	$4,276

        Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2001	2000	1999
Service cost	$3,739	$3,338	$3,270
Interest cost	3,531	3,195	2,779
Expected return on plan assets	(3,669)	(3,049)	(2,348)
Amortization of prior service cost	176	176	115
Amortization of transition asset		(17)	(17)
Amortization of losses	141
Recognized net actuarial loss			494
Cost of divestiture	186

Net pension cost	$4,104	$3,643	$4,293

        Protective's share of the net pension cost was approximately $5.4 million, $4.1 million, and $3.6 million, in 2001, 2000, and 1999, respectively.

        Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2001	2000	1999
Weighted average discount rate	7.25%	7.50%	8.00%
Rates of increase in compensation level	5.00	5.25	5.75
Expected long-term rate of return on assets	8.50	8.50	8.50

        At December 31, 2001 approximately $7.2 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $36.8 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

        Prior to July 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1999, retiree obligations are being fulfilled from pension plan assets.

        PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 2001 and 2000, the projected benefit obligation of this plan totaled $15.9 million and $14.4 million, respectively, of which $13.8 million and $10.5 million, respectively, have been recognized in PLC's financial statements.

        Net pension costs of the excess benefits plan includes the following components for the years ended December 31:

	2001	2000	1999
Service cost	$686	$736	$695
Interest cost	1,121	1,067	887
Amortization of prior service cost	19	19	113
Amortization of transition asset	37	37	37
Recognized net actuarial loss	233	194	265
Cost of divestiture and special termination benefits	1,807

Net pension cost	$3,903	$2,053	$1,997

        In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2001 and 2000, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2001, 2000 and 1999. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

        Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

        PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2001, PLC had committed approximately 166,861 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2001, 2000, and 1999.

        PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

        Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

        Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

        The criteria for payment of performance awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned.

        In 1999, 99,380 performance shares were awarded, having an estimated fair value on the grant date of $3.4 million. In 2000, 3,330 performance shares and 513,618 stock appreciation rights (SARs) were awarded, having a combined estimated fair value on the grant date of $3.7 million. In 2001, 153,490 performance shares and 40,000 SARs were awarded, having a combined estimated fair value on the grant date of $4.9 million. The SARs, if earned, expire after ten years.

        A performance share is equivalent in value to one share of PLC Common Stock. With respect to SARs, PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. Awards are paid in shares of PLC Common Stock. At December 31, 2002, outstanding awards measured at maximum payouts were 423,362 performance shares and 853,236 SARs.

        During 1996, 2000, and 2001, SARs were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. In 2000, 217,500 SARs were awarded, having an estimated fair value on the grant date of $1.5 million. In 2001, 62,500 SARs were awarded, having an estimated fair value on the grant date of $0.6 million. The number of SARs granted in 1996, 2000, and 2001, outstanding at December 31, 2001, was 660,000, 215,000, and 62,500, respectively.

        The 1996 SARs have a base price of $17.4375. The 2000 SARs have a base price of $22.31. The 2001 SARs have a base price of $31.26 and $31.29. The fair value of the 2001 SARs was estimated using a Black-Scholes option pricing model. Assumptions used in the model were as follows: expected volatility of 26.4% (approximately equal to that of the S&P Life Insurance Index), a risk-free interest rate of 4.7%, a dividend rate of 1.9%, and an expected exercise date of 2007.

        The expense recorded by PLC for its stock-based compensation plans was $5.6 million, $4.1 million, and $4.0 million in 2001, 2000, and 1999, respectively.

NOTE N — REINSURANCE

        Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

        Protective has reinsured approximately $169.5 billion, $126.0 billion and $93.5 billion in face amount of life insurance risks with other insurers representing $565.1 million, $496.4 million, and $364.7 million of premium income for 2001, 2000, and 1999, respectively. Protective has also reinsured accident and health risks representing $122.7 million, $125.8 million, and $97.1 million of premium income for 2001, 2000, and 1999, respectively. In 2001 and 2000, policy and claim reserves relating to insurance ceded of $2,059.0 million and $988.4 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2001 and 2000, Protective had paid $46.4 million and $33.5 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2001, Protective had receivables of $69.3 million related to insurance assumed. Included in these receivables are $51.2 million related to the sale of Protective's Dental Division, and $783.9 million related to fixed annuities that were ceded in conjunction with the October 2001 acquisition of two small insurers.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2001		2000
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$9,812,091	$9,812,091	$7,390,110	$7,390,110
Equity securities	60,493	60,493	41,792	41,792
Mortgage loans on real estate	2,512,844	2,671,074	2,268,224	2,385,174
Short-term investments	228,396	228,396	172,699	172,699
Liabilities (see Notes A and E):
Stable value account balances	3,716,530	3,821,955	3,177,863	3,250,991
Annuity account balances	3,248,218	3,166,052	1,916,894	1,893,749
Notes payable	2,291	2,291	2,315	2,315
Other (see Note A):
Derivative Financial Instruments	(1,634)	(1,634)	(6,079)	(13,011)

        Except as noted below, fair values were estimated using quoted market prices.

        Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date.

        Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest.

        Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively.

        Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

        Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	GIC, Annuity Deposits Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs	Other Operating Expenses(1)
Year Ended December 31, 2001:
Life Marketing	$829,021	$3,326,841	$303	$86,937	$120,996	$178,866	$190,538	$41,399	$(22,957)
Acquisitions	418,268	3,046,401	434	876,221	182,432	187,535	238,877	20,500	41,684
Stable Value Contracts	6,374	—	—	3,872,637	0	261,079	222,306	1,662	3,961
Annuities	128,488	281,074	—	2,232,779	28,145	167,809	137,204	24,021	24,073
Credit Products	141,882	211,713	898,340	3,856	250,061	48,617	154,893	57,681	82,280
Corporate and Other	8,650	16,572	2,242	247	37,034	(4,803)	28,806	1,795	25,827
Adjustments(2)	0	92,084	334	24,195	0	0	0	0	0

TOTAL	$1,532,683	$6,974,685	$901,653	$7,096,872	$618,668	$839,103	$972,624	$147,058	$154,868

Year Ended December 31, 2000:
Life Marketing	$710,468	$2,753,191	$334	$102,305	$99,813	$152,317	$149,430	$48,771	$(23,255)
Acquisitions	222,620	1,364,830	484	238,465	102,997	116,940	125,151	17,081	24,077
Stable Value Contracts	2,144	162,236	—	3,177,863	—	243,133	207,143	900	3,882
Annuities	120,219	306,021	—	1,633,203	30,127	132,204	109,607	24,156	18,203
Credit Products	112,135	293,253	929,943	3,901	220,466	46,464	135,494	50,132	74,830
Corporate and Other	10,006	40,588	2,242	129	36,432	1,024	33,953	2,140	26,196
Adjustments(2)	11,788	113,278	2,602	64,227	0	0	0	0	0

TOTAL	$1,189,380	$5,033,397	$935,605	$5,220,093	$489,835	$692,082	$760,778	$143,180	$123,933

Year Ended December 31, 1999:
Life Marketing					$115,713	$138,044	$147,631	$29,481	$18,201
Acquisitions					114,866	129,806	129,581	19,444	31,178
Stable Value Contracts					—	210,208	175,290	744	4,709
Annuities					24,248	106,599	88,642	19,820	14,617
Credit Products					107,963	24,121	55,899	24,718	44,728
Corporate and Other					35,934	9,051	32,613	2,482	17,521
Adjustments					0	0	0	0	0

TOTAL					$398,724	$617,829	$629,656	$96,689	$130,954

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Asset adjustments represent the inclusion of assets related to discontinued operations.

S-1

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2001:
Life insurance in force	$191,105,511	$171,449,182	$23,152,614	$42,808,143	54.1%

Premiums and policy fees:
Life insurance	$774,294	$565,130	$198,832	$407,996	48.7%
Accident and health insurance	181,508	122,747		58,761	0.0%
Property and liability insurance	158,890	83,274	76,295	151,911	50.2%

TOTAL	$1,114,692	$771,151	$275,127	$618,668

Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$670,113	$493,793	$112,668	$288,988	39.0%
Accident and health insurance	203,475	128,520	17,164	92,119	18.6%
Property and liability insurance	159,354	63,795	13,169	108,728	12.1%

TOTAL	$1,032,942	$686,108	$143,001	$489,835

Year Ended December 31, 1999:
Life insurance in force.	$112,726,959	$92,566,755	$17,089,627	$37,249,831	45.9%

Premiums and policy fees:
Life insurance	$530,728	$368,139	$130,368	$292,957	44.5%
Accident and health insurance	153,812	93,657	11,893	72,048	16.5%
Property and liability insurance	34,109	501	111	33,719	0.3%

TOTAL	$718,649	$462,297	$142,372	$398,724

S-2

Appendix A

Examples of Death Benefit Computations Under Options A and B

        Option A Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

        Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        Option B Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

        Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

A-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

APPENDIX B

ANNUAL FUND EXPENSE
For the Period ending December 31, 2001
    (after reimbursement and as a percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Calvert Variable Series, Inc. (1)
Social Small Cap Growth Portfolio	1.00%		0.39%	1.39%
Social Balanced Portfolio	0.70%		0.18%	0.88%
Van Eck Worldwide Insurance Trust (2)
Worldwide Hard Assets Fund	1.00%		0.15%	1.15%
Worldwide Real Estate Fund	1.00%		0.50%	1.50%

(1)
"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.87% for Calvert Social Balanced, and 1.22% for Calvert Social Small Cap Growth.
(2)
Expense ratios are shown after fee waivers and reimbursements by the investment adviser. The expense ratios before the waiver and reimbursements would have been as follows for the Worldwide Hard Assets Fund: "Management Fees" of 1.00%, "Other Expenses" of 0.18% and "Total Expenses" of 1.18%. For the Worldwide Real Estate Fund the expense ratios would have been: "Management Fees" of 1.00%, "Other Expenses" of 0.62% and "Total Expenses" of 1.62%.

B-1

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

        This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

        This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

        This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

    (i)
    precious metals;

    (ii)
    natural resources;

    (iii)
    real estate; and

    (iv)
    commodities.

Worldwide Real Estate Fund.

        This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

Note:  Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

B-2

QuickLinks

DEFINITIONS
SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Life Insurance Company
  Protective Variable Life Separate Account
  The Funds
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
  Voting Rights
THE POLICY
  Purchasing a Policy
  Cancellation Privilege
  Premiums
  Net Premium Allocations
  Policy Lapse and Reinstatement
CALCULATION OF POLICY VALUES
  Variable Account Value
  Fixed Account Value
POLICY BENEFITS
  Transfers of Policy Values
  Policy Value Credit
  Surrender Privilege
  Withdrawal Privilege
  Policy Loans
  Death Benefit Proceeds
  Settlement Options
THE FIXED ACCOUNT
  The Fixed Account
  Interest Credited on Fixed Account Value
  Payments from the Fixed Account
CHARGES AND DEDUCTIONS
  Premium Expense Charge
  Monthly Deduction
  Transfer Fee
  Surrender Charge (Contingent Deferred Sales Charge)
  Withdrawal Charge
  Fund Expenses
  Exchange Privilege
  Effect of the Exchange Offer
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
  Limits on Rights to Contest the Policy
  Changes in the Policy or Benefits
  Suspension or Delay in Payments
  Reports to Policy Owners
  Assignment
  Arbitration
  Supplemental Riders and Endorsements
  Reinsurance
USES OF THE POLICY
TAX CONSIDERATIONS
  Introduction
  Tax Status of Protective Life
  Taxation of Life Insurance Policies
  Policies Not Owned by Individuals.
  Policies Which Are Not MECs
  Policies Which Are MECs
  Federal Income Tax Withholding
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
  Sale of the Policies
  Corporate Purchasers
  Protective Life Directors and Executive Officers
  State Regulation
  Additional Information
  Independent Accountants
  Experts
  IMSA
  Legal Matters
  Financial Statements
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Appendix A
Examples of Death Benefit Computations Under Options A and B
APPENDIX B
  ANNUAL FUND EXPENSE For the Period ending December 31, 2001 (after reimbursement and as a percentage of average net assets)
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust